                                                              VARIABLE INVESTORS
                                                                    SERIES TRUST



                              [GRAPHIC BACKGROUND]



December 31, 1999 Annual Report



[LOGO FIRST VARIABLE LIFE]

 Table
  of
Contents

                                                                       [GRAPHIC]

Report of the President                                                        2
Management's Discussion & Analysis
  Small Cap Growth                                                             3
  World Equity                                                                 5
  Growth                                                                       7
  Matrix Equity                                                                9
  Growth & Income                                                             11
  Multiple Strategies                                                         13
  High Income Bond                                                            15
  U.S. Government Bond                                                        17
Report of Independent Accountants                                             19
Schedule of Investments                                                       20
Statements of Assets and Liabilities                                          56
Statements of Operations                                                      58
Statements of Changes in Net Assets                                           60
Financial Highlights                                                          64
Notes to the Financial Statements                                             72

[LOGO FIRST VARIABLE LIFE]



February 2000

Dear First Variable Contract Holder:

I am pleased to present the annual report for the Variable Investors Series Trust. This report gives you information on how the investment choices inside your First Variable Contract have performed over the past year.

During 1999, high growth rates in the United States coupled with a faster than anticipated recovery in Asia drove the success of the equity markets. The Standard & Poor's 500 Index returned 21.04%, marking the fifth year in a row its return exceeded 20%. Quite an unusual run. The smaller stocks also rebounded this year, and the Russell 2000 finished up 21.26%, beating the large cap sector for the first time since 1993.

The interest rate environment is one of the primary drivers of the fixed income markets. The Federal Reserve raised rates three times in 1999 to slow economic growth. These rate hikes hurt the bond markets, and the Lehman Brothers Government Bond Index returned -2.25% for the year.

The general rise in interest rates combined with increasing default rates also tempered the returns of high yield bonds. The First Boston High Yield Index performed better than government bonds and finished the year at 3.28%.

Even though the equity markets continue to return double-digits, it is important to remember that a well-diversified investment portfolio is crucial to your success. Your financial professional has the experience and tools to help you construct a portfolio that meets your investment goals and objectives.

We appreciate your business and continued confidence in us. First Variable Life has been helping investors like you BUILD wealth, ENJOY income and PRESERVE assets since 1968. We look forward to serving you in the future.

                                      Sincerely,

                                      /s/ John M. Soukup

                                      John M. Soukup
                                      President, Variable Investors Series Trust

SMALL CAP GROWTH PORTFOLIO



Objective

Seeks capital appreciation by investing primarily in common stocks of emerging companies with the potential for significant capital appreciation and strong earnings growth with attendant risk. The Portfolio normally invests at least 65% of assets in common stocks and convertible securities issued by companies with market capitalization or annual revenues not exceeding $1 billion at the time of purchase.

Management's
  Discussion & Analysis

You could not have been within an earshot of Wall Street and not heard the thundering roar of the technology stocks as 1999 drew to a close. However, few investors remain unnerved by the swift bursts and tumbles of individual stocks over the last year. Price volatility, now a seemingly permanent fixture on the Street of Dreams, seems greater than ever and outsized relative to the actual event triggers. Under the presumption that investing is a marathon, not a sprint, the tenants of our disciplined approach remain intact: forget the day-to-day minutia and focus on the long-term ability of our companies to grow faster than people expect and to surprise investors on the upside.

Compared to the Russell 2000, our portfolio had nothing short of a very strong year. Finishing up the year with an 81% gain versus a 21% gain for the Russell can be attributed to a handful of changes in the market throughout 1999. First and foremost, technology was king. As investors in aggressive growth stocks, our portfolios are routinely chock full of technology companies: this being the sector of the market that is rich in the feature set that we strive to own. What we witnessed in the market was an ardent desire to own companies in the technology space, which has been our bread and butter sector for the past 15 years. With over 45% of the portfolio invested in technology, we garnered more than our fair share of the upside witnessed in the market. Secondly, the market began to focus more on earnings power. We saw that the companies with the biggest upside surprises were afforded the highest returns. Movement within the market to reward companies for beating expectations played well into our strengths as a true business

                                Pilgrim Baxter &
                                Associates, Ltd.

                       [LOGO PILGRIM BAXTER & ASSOCIATES]

                                     SMALL
                                   CAP GROWTH

Performance

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
   ------------------------------------------
   1 Year                               80.66%
   5 Year                                 N/A
   Since Inception*                     25.87%

*May 4, 1995

Top 10 Holdings

                                             % OF         % OF
   AS OF 12/31/99                         NET ASSETS     TOP 10
   --------------                         ----------     ------
   Diamond Technology Partners, Inc.         1.94%       11.95%
   Dendrite International, Inc.              1.73%       10.68%
   King Pharmaceuticals, Inc.                1.67%       10.32%
   Acutate Software Corporation              1.66%       10.26%
   Cree Research, Inc.                       1.65%       10.20%
   SanDisk Corporation                       1.56%        9.65%
   Intraware, Inc.                           1.55%        9.56%
   ArthroCare Corporation                    1.53%        9.47%
   Emulex Corporation                        1.53%        9.46%
   Puma Technology, Inc.                     1.37%        8.45%

Top 5 Sector Weightings

                                      % OF
   AS OF 12/31/99                   NET ASSETS
   --------------                   ----------
   Electronic Components              10.9%
   Computer Software                   7.5%
   Drugs/Pharmaceuticals               7.5%
   Telecommunication Equipment         5.7%
   Computer Services                   4.4%

Special risks due to small size such as limited markets and financial resources should be considered when investing in small cap stocks.

Management's
  Discussion & Analysis (Continued)

momentum investor: the idea that earnings surprise is a good leading indicator of strength within a company means that we want to proliferate our portfolios with companies exhibiting these characteristics.

Finally, the market also followed through on what we, and many in the business, have been calling for which was a broadening of the market advance to include the oft-neglected small cap stocks. In December, the trend towards small outperforming large stayed firmly entrenched. A relatively unnoticed fact is that small caps have outperformed large caps in 3 of the last 4 quarters. Small caps have outperformed in 62% of the down markets of 1999 versus large caps. Small caps have consistently yielded superior growth characteristics when compared to large, and have consistently (over the past 3 years) traded near historic lows on a relative valuation basis. Has the worm turned? Is the pattern being formed the beginning of the small cap renaissance or just a head fake in favor of large caps?

OUTLOOK

After a terrific 1999, we believe that small cap growth stocks continue to offer superior investment opportunities as the new millennium unfolds. The companies that proliferate our portfolios are never considered "cheap," but on a relative basis they have been undervalued for a long time. Couple that idea with superior growth rates and you create the tonic that may propel the space higher in the coming year. Also, while difficult to quantify, there appears to have been a fairly massive migration by traditional small cap managers away from their home turf and into the foreign terrain of large cap stocks. The inevitable repatriation of capital could have a very significant influence on the appreciation potential of our small cap portfolios in the coming year.

As always, we remain committed to our investment mantra of finding the countries fastest growing small cap stocks. We are solely focused on deploying capital into companies that offer superior returns based on a defined set of characteristics. Regardless of market environment, we will stay true to our discipline and deliver a portfolio of small cap aggressive growth stocks.



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH PORTFOLIO AND THE RUSSELL 2000 INDEX*

     VIST             SMALL CAP GROWTH          RUSSELL 2000 INDEX
     ----             ----------------          ------------------
MAY 4, 1995                10000                      10000
JUN 30                     10939                      10676
SEP 30                     12593                      11731
DEC 31, 1995               13008                      11985
MAR 31                     14439                      12600
JUN 30                     16705                      13230
SEP 30                     17587                      13275
DEC 31, 1996               16582                      13965
MAR 31                     13401                      13242
JUN 30                     16540                      15655
SEP 30                     18778                      17984
DEC 31, 1997               16703                      17382
MAR 31                     18207                      19127
JUN 30                     16690                      18234
SEP 30                     12902                      14560
DEC 31, 1998               16181                      16934
MAR 31                     15120                      16015
JUN 30                     17031                      18505
SEP 30                     18331                      17335
DEC 31, 1999               29234                      20534

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1999

                                     Past 1            Life of
                                      Year          Portfolio***
                                      ----          ------------
Small Cap Growth Portfolio           80.66%            25.87%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 4, 1995)

WORLD EQUITY PORTFOLIO



Objective

The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States. This objective per First Variable's instruction, is to be obtained via international "blue chips" and domestic U.S. small cap stocks.

Management's
  Discussion & Analysis

INTERNATIONAL COMMENTARY

The 4th quarter saw the international portion of the fund rise 33.56% while the international benchmark rose by only 16.62%. Emerging markets in general did very well during this period, such as Brazil (up 71%) and Mexico (up 40%).

In the 4th quarter, the international portion of the fund outperformed the international index by 16.94%. Of that, Japan explained 7.62% of the outperformance, followed by UK (2.49%), and the Brazil (2.02%). Oracle Japan appreciated 194% while in the UK, Compass Group increased by nearly 42%.

In 1999, the outperformance was 15.78% led, again, by Japan with 9.75%. Selective stock picking such as Oracle Japan (up 285%) and Matsushita Comm (212%) accounted for the excellent performance in Japan this year. Italy added 2.81% relative to the index. The UK with 2.63% and Brazil with 1.96% contributed to the fund beating the index by a wide margin. Embraer (Aerospace) was our main holding in Brazil and rose nearly 57% YTD.

Good opportunities ahead in emerging markets and commodity related equities. Global growth should increase but we are vigilant on the tech front, where valuations are high. We are focusing more on industry allocation rather than country allocation. We expect a stable worldwide economic environment where industry allocation matters more than regional allocation.


                                                            Evergreen Investment
                                                                      Management
                                                                [EVERGREEN TREE]

                                     WORLD
                                     EQUITY

Performance

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
   ------------------------------------------
   1 Year                              55.46%
   5 Year                              20.21%
   10 Year                             11.91%

Top 10 Holdings

                                             % OF         % OF
   AS OF 12/31/99                         NET ASSETS     TOP 10
   --------------                         ----------     ------
   Oracle Corporation                        3.73%       18.73%
   Silknet Software, Inc.                    2.39%       12.00%
   Interdigital Commerce Corporation         2.35%       11.80%
   Matsushita Communication
         Industrial Company Ltd.             2.12%       10.64%
   Clarify, Inc.                             1.72%        8.63%
   Nokia Oyj ADR                             1.68%        8.43%
   HSBC Holdings PLC                         1.54%        7.73%
   Diamond Technology Partners, Inc.         1.48%        7.43%
   Arnoldo Mondadori Editore SPA             1.48%        7.43%
   Embraer - Empresa Brasileira
         de Aeronautica S.A                  1.43%        7.18%

Top 5 Countries

                                               % OF
   AS OF 12/31/99                            NET ASSETS
   --------------                            ----------
   United States                               47.3%
   Japan                                       11.1%
   United Kingdom                               6.5%
   France                                       5.3%
   Germany                                      4.5%

Special risks such as currency fluctuations and political changes should be considered when investing internationally.

Management's
  Discussion & Analysis (Continued)

DOMESTIC COMMENTARY

The 4th quarter provided one of the strongest technology rallies in modern day stock market experience. For the quarter, the Technology Services sector was up over 95%, and the Electronic Technology and Telecommunications sectors were up over 50%. Over 90% of the benchmark sectors were up over 5% for the quarter. The results for the year were similar to the quarter. There was strong appreciation in technology and telecommunications shares. This resulted from the large opportunities being created by the Internet and powerful new products. Small cap stocks outperformed larger caps for the first time in several years.

The fund outperformed small cap benchmarks for the month, quarter, and year. This was the result of positive stock selection, combined with significant weighting shifts during the year. Notable overweightings included (chronologically) semiconductors, telecommunications, cyclicals, energy, and software. Substantial underweightings in financials and consumer durables also helped performance.

The large run up in technology shares has caused many issues to become substantially overvalued. An understanding of this may be our edge next quarter. We anticipate reducing these technology holdings as price momentum runs out. New opportunities are emerging in Health Care. Reduced conviction regarding available opportunities may cause our weightings to become more neutral than in the past few quarters.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WORLD EQUITY PORTFOLIO AND THE MSCI WORLD INDEX*

                    WORLD EQUITY        MSCI WORLD INDEX
                    ------------        ----------------
APR 1, 1994             10000                10000
JUN 30                   9830                10301
SEP 30                  10523                10522
DEC 31, 1994            10707                10447
MAR 31                  10921                10957
JUN 30                  11806                11375
SEP 30                  13312                11849
DEC 31, 1995            13310                12329
MAR 31                  13721                12772
JUN 30                  14646                13131
SEP 30                  14263                13187
DEC 31, 1996            14956                13666
MAR 31                  14544                13749
JUN 30                  16506                15728
SEP 30                  17645                16022
DEC 31, 1997            16449                15391
MAR 31                  18896                17595
JUN 30                  19078                17952
SEP 30                  15329                15799
DEC 31, 1998            17289                19135
MAR 31                  17070                20281
JUN 30                  18755                21481
SEP 30                  18792                21164
DEC 31, 1999            26877                24734

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1999

                               Past 1       Past 5       Past 10
                                Year         Years        Years
                                ----         -----        -----
World Equity Portfolio         55.46%       20.21%       11.91%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

GROWTH PORTFOLIO



Objective

Seeks capital growth by investing primarily in common stocks and securities convertible into common stock. Also seeks current income when consistent with the primary objective. Securities are selected on the basis of their issuers' long-term potential for expanding their earnings, profitability, and size and on the basis of potential increases in market recognition of their securities.

Management's
  Discussion & Analysis

PORTFOLIO PERFORMANCE

For the fourth quarter of calendar 1999, the Growth Portfolio enjoyed a powerful 23.61% return, compared with 14.88% for the S&P 500. For the full year ended December 31, 1999, the Growth Portfolio produced an excellent total return of 34.53%, compared with a total return of only 21.04% for the S&P 500. As a result, Value Line outperformed its industry benchmark by nearly 9% and more than 13%, respectively, for these two measurement periods.

The Growth Portfolio's strength was largely attributed to the equity market's preference for large capitalization growth stocks and the portfolio's emphasis on technology, telecommunications, healthcare, retail, and financial-service stocks, which were largely big winners.

We had correctly anticipated that there would be a temporary surge in U.S. Gross Domestic Product (GDP) during the second half of 1999, as many companies spent aggressively to gain technological Y2K compliance. In addition, many consumers and businesses shifted from a "Just in Time" to a "Just in Case" inventory model as part of a precautionary buildup. As a result, the third quarter GDP was a very strong 5.7%, compared with only 1.9% sequentially and the fourth quarter followed with a similarly robust 5.8%, as we had forecast.

In addition, while we believed that the U.S. would be largely Y2K compliant by year-end 1999, we anticipated that there would be pockets of the world, largely in the Pacific Rim and in Latin America, which would fail to meet the deadline and would need to get caught up



                                Value Line, Inc.
                                     [LOGO]

                                     growth

Performance

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
   ------------------------------------------
   1 Year                              34.53%
   5 Year                              30.77%
   10 Year                             17.40%

Top 10 Holdings

                                     % OF         % OF
   AS OF 12/31/99                 NET ASSETS     TOP 10
   --------------                 ----------     ------
   QUALCOMM, Inc.                    5.36%       13.44%
   Cisco Systems, Inc.               4.89%       12.27%
   EMC Corporation                   4.85%       12.16%
   Sun Microsystems, Inc.            4.13%       10.34%
   Microsoft Corporation             4.00%       10.03%
   America Online, Inc.              3.92%        9.84%
   Wal-Mart Stores, Inc.             3.60%        9.01%
   Omnicom Group                     3.36%        8.43%
   Time Warner, Inc.                 2.89%        7.26%
   Dell Computer Corporation         2.88%        7.22%

Top 5 Sector Weightings

                                                % OF
   AS OF 12/31/99                             NET ASSETS
   --------------                             ----------
   Computer Related                             13.9%
   Telecommunication Equipment                   8.6%
   Computer Software                             6.7%
   Drugs                                         6.2%
   Financial Services                            5.6%

Management's
  Discussion & Analysis (Continued)

in a hurry. Consequently, we believed that the large-cap technology and telecommunications companies were particularly well positioned to benefit from U.S. trends for compliance spending in the second half of 1999, as well as global remedial work that we anticipated for the first half of 2000, which would result in well-above average revenue and earnings growth.

Moreover, we forecasted that due to the strong economy and a Millennium spirit, the Holiday shopping season in 1999 would be the best of the decade. As a result, we loaded up on many different retail stocks that we thought would best participate.

OUTLOOK

Looking forward, we believe that with global Y2K concerns hugely overblown, inventory stockpiles must be worked down, which could result in significantly slower economic growth during the second half of 2000, perhaps to a level of about 3%.

Long bond yields have surged from a record low of 4.70% in October, 1998, to a recent high of 6.75%, the highest such level in more than two years, as investors have seemingly discounted at least a 25 basis point increase in interest rates by the Federal Reserve at its upcoming FOMC meeting on February
2. This gives the Fed a free pass to tighten and then hope that still higher interest rates will help to ensure slower future economic growth.

But we do not believe that enough time will have elapsed after the millennium calendar changeover for the Fed to fully evaluate if the economy has, in fact, begun to slow. Rather, we would prefer that this gradualist Fed, led by the newly re-appointed Chairman, Alan Greenspan, shift to a tightening bias in February, raise rates by a quarter point at the March 21 FOMC meeting, and then evaluate the subsequent pace of economic growth at the May 16 meeting.

While long rates could retreat to about 7.00% near term, an eventual slowing of the U.S. economy could spark a bond rally back to 6.00%, which could spur the Dow Jones Industrial Average to an election-year rally that could approximate 13,000 by year end 2000.



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH PORTFOLIO AND THE S&P 500 INDEX *

                           VIST GROWTH               S&P 500 INDEX
                           -----------               -------------
APR 1, 1994                   10000                      10000
JUN 30                         9393                       9966
SEP 30                        10141                      10380
DEC 31, 1994                  10264                      10303
MAR 31                        10834                      11305
JUN 30                        12461                      12383
SEP 30                        14180                      13365
DEC 31, 1995                  14075                      14169
MAR 31                        15209                      14930
JUN 30                        15970                      15599
SEP 30                        16924                      16081
DEC 31, 1996                  17708                      17420
MAR 31                        16850                      17889
JUN 30                        19920                      21009
SEP 30                        22475                      22582
DEC 31, 1997                  21890                      23231
MAR 31                        23984                      26469
JUN 30                        25036                      27342
SEP 30                        22919                      24627
DEC 31, 1998                  29177                      29868
MAR 31                        32492                      31355
JUN 30                        32459                      33566
SEP 30                        31756                      31471
DEC 31, 1999                  39253                      36151

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1999

                           Past 1        Past 5         Past 10
                            Year          Years          Years
                            ----          -----          -----
Growth Portfolio            34.53%        30.77%         17.40%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

MATRIX EQUITY PORTFOLIO



Objective

Seeks capital appreciation and current income by investing in a diversified portfolio of equity securities that is selected on the basis of a proprietary analytical model.

Management's
  Discussion & Analysis

MARKET COMMENTARY

One word summarizes the activity in the U.S. equity market in 1999: technology. In 1999, the S&P 500 returned 21.04% making this the 5th straight year the return exceeded 20%. The bulk of the 1999 return for the Index was generated by the Technology sector (S&P 500 Sector classifications), which returned 105.6% while the next highest returning sector was Communications at 44.5%. The dominance of the Technology sector has also signaled continued narrowness in the equity market -- in 1998 only 28% of S&P 500 companies outperformed and 25% of these were in the Technology sector while in 1999 32% outperformed and 33% of these were in the Technology sector. Without the Technology sector the return of the S&P 500 Index in 1999 would have been a mere 6.76%.

The success of the U.S. equity market in 1999 was driven by sustained high growth rates in the U.S. coupled with a faster than anticipated recovery in Asia. Surprisingly, the abundance of growth and 1999's increasing interest rates should have boded well for value stocks -- this was clearly not the case. At the end of 1998, the year over year EPS growth rate associated with the S&P 500 was -5% while at the end of 1999 this number was 22%. However, stripping away the Technology sector results in a much lower number (15%). Therefore, growth was abundant primarily in one area of the market -- this may be why value stocks have not come back in spite of the interest rate environment and the perceived high growth rates.

Market breadth did expand to the small cap arena in 1999 -- unlike 1998, when the Russell 1000 overwhelmed the Russell 2000 by nearly 30%, in 1999 small cap names beat out the large caps by 0.34%. This was the first time since 1993 that the Russell 2000 topped the Russell 1000, albeit by a small margin. In fact, the best performing segment of the U.S. equity market,



                                                                    State Street
                                                                 Global Advisors

                                                                     [SSGA LOGO]

                                     matrix
                                     equity

Performance

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
   ------------------------------------------
   1 Year                          14.14%
   5 Year                          18.69%
   10 Year                         13.39%

Top 10 Holdings

                                        % OF         % OF
   AS OF 12/31/99                    NET ASSETS     TOP 10
   --------------                    ----------     ------
   Microsoft Corporation                5.14%       17.98%
   General Electric Company             4.17%       14.59%
   Cisco Systems, Inc.                  4.00%       13.98%
   Wal-Mart Stores, Inc.                3.11%       10.86%
   Exxon Mobil Corporation              2.42%        8.47%
   Intel Corporation                    2.22%        7.76%
   Home Depot, Inc.                     1.94%        6.79%
   Lucent Technologies, Inc.            1.92%        6.70%
   Dreyfus Cash Management Plus         1.90%        6.62%
   MCI WorldCom, Inc.                   1.79%        6.25%

Top 5 Sector Weightings

                                         % OF
   AS OF 12/31/99                     NET ASSETS
   --------------                     ----------
   Computers & Business Equipment        8.5%
   Computer Software                     8.3%
   Telecommunications                    8.2%
   Drugs                                 7.1%
   Banks                                 6.5%

Management's
  Discussion & Analysis (Continued)

based on Russell's definitions, was the small/mid cap growth segment, as represented by the Russell 2500 Growth Index. So, no longer is the major question "when will small cap return to favor?" but "when will value return to favor?"

Other issues that dominated the market in 1999 were IPO's, Internets and, of course, Y2K. The first two go hand in hand as 210 Internet companies made their IPO debut. We saw stellar returns among Internet stocks in spite of their lack of earnings or track record. The Nasdaq returned a record 85.59% largely due to the dominance of Technology (including Internet) names and the Dow Jones Internet Commerce Index returned a whopping 167.30%. The Y2K fears that ran throughout the year turned out to be unfounded as 2000 came in without any significant problems.

PORTFOLIO PERFORMANCE

The troubles of the 4th quarter continued in the Variable Investors Series Trust Matrix Equity Portfolio in December as the portfolio returned 5.71% versus the S&P 500 Index return of 5.89%. Year-to-date this leaves the Portfolio behind the benchmark return of 21.04% by approximately 690 basis points. Throughout the 4th quarter, the valuation, specifically earnings-to-price (e/p), components of our stock evaluation process did not exhibit good ranking ability and hurt our stock selection skill. In December, the price and earnings estimate revision components added value but not enough to counteract the impact of e/p.

Once again in December, the Technology sector played a significant role in the underperformance of the strategy. In addition, our stock evaluation skill within the Consumer Cyclicals sector was weak. Within Technology, the High Tech Manufacturing and Computer Software industries had the greatest negative impact on performance. Specifically, underweight positions in Nortel Networks (High Tech Manufacturing), Qualcomm (High Tech Manufacturing), and Oracle (Computer Software) resulted in underperformance in these industries. In Consumer Cyclicals, stock selection in the Apparel Retail industry resulted in underperformance. Specifically, an overweight position in TJX Companies negatively impacted returns.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MATRIX EQUITY PORTFOLIO AND THE S&P 500 INDEX*

              MATRIX EQUITY       S&P 500 INDEX
              -------------       -------------
APR 1, 1994       10000               10000
JUN 30             9940                9966
SEP 30            10180               10380
DEC 31, 1994      10009               10303
MAR 31            10604               11305
JUN 30            11153               12383
SEP 30            12369               13365
DEC 31, 1995      13357               14169
MAR 31            12989               14930
JUN 30            13446               15599
SEP 30            12835               16081
DEC 31, 1996      13973               17420
MAR 31            13767               17889
JUN 30            15284               21009
SEP 30            17056               22582
DEC 31, 1997      17054               23231
MAR 31            19342               26469
JUN 30            19606               27342
SEP 30            16940               24627
DEC 31, 1998      20655               29868
MAR 31            20933               31355
JUN 30            22078               33566
SEP 30            20989               31471
DEC 31, 1999      23576               36151

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1999

                               Past 1       Past 5       Past 10
                                Year         Years        Years
                                ----         -----        -----
Matrix Equity Portfolio         14.14%       18.69%       13.39%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Matrix Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

GROWTH & INCOME PORTFOLIO



Objective

Seeks long-term growth of capital and income and a reasonable current return by investing primarily in dividend-paying common stocks, convertibles, and readily marketable securities that derive their value from common stocks, as well as fixed income securities. The Portfolio does not strive to maintain a specific balance of stocks, bonds, and money market instruments. Instead the manager selects the industry sectors and individual securities he believes have the highest potential for attractive total returns.

Management's
  Discussion & Analysis

Value stocks had a lackluster fourth quarter, reflecting investors' strong appetite for growth stocks during the period, a sentiment that prevailed during most of 1999. Displaying particular strength were technology and Internet-related issues, which continued to pace the market's rally despite the group entering the period with generally very lofty valuations.

Against this backdrop, Variable Investor Series Trust Growth & Income Portfolio was hampered by the market's overwhelming preference for growth-oriented companies during the quarter, and by weakness in certain areas, such as the banking area.

We made no material change to the Portfolio during the quarter in terms of basic strategy, notwithstanding the difficult backdrop for value stocks. Our focus remained on relatively inexpensive stocks of companies that we believe have improving prospects, due, e.g., to a restructuring, a new product or service or a more-supportive macroeconomic backdrop. In our view, such an approach stands to generate attractive returns over time while potentially limiting overall portfolio volatility.

With respect to sector and industry positioning, we made few noteworthy changes to the Portfolio, remaining well-diversified. We continued to have a modest overweighting in the energy sector (13.11% of the Portfolio as of December 31). Our focus here remained on multinational integrated oil companies that we believe have good potential for profit-margin improvements. Representative holdings included BP Amoco (3.37%), the Portfolio's largest position at the end of the quarter, and Exxon Mobil (2.64%). Both companies, in our view, will continue to enjoy



                                                                   Credit Suisse
                                                           Asset Management, LLP

                             [WARBURG PINCUS LOGO]

                                    growth &
                                     income

Performance

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
   ------------------------------------------
   1 Year                              6.27%
   5 Year                               N/A
   Since Inception*                   15.58%

*May 31, 1995

Top 10 Holdings

                                     % OF       % OF
   AS OF 12/31/99                 NET ASSETS   TOP 10
   --------------                 ----------   ------
   BP Amoco Plc                      3.37%      13.69%
   Unisys Corporation                2.75%      11.20%
   Exxon Mobil Corporation           2.64%      10.74%
   SBC Communications, Inc.          2.54%      10.32%
   Bell Atlantic Corporation         2.49%      10.13%
   Comerica, Inc.                    2.48%      10.07%
   Lehman Brothers Holdings, Inc.    2.28%       9.26%
   Ford Motor Company                2.13%       8.65%
   Alcoa, Inc.                       1.97%       8.02%
   Ingersoll-Rand Company            1.95%       7.92%

Top 5 Sector Weightings

                                                % OF
   AS OF 12/31/99                             NET ASSETS
   --------------                             ----------
   Financial Services                           12.3%
   Oil & Gas                                    11.9%
   Retail                                        8.5%
   Banks                                         8.3%
   Capital Equipment                             7.8%

Management's
  Discussion & Analysis (Continued)

"economy of scale" efficiencies arising from their recent merger activity.

We also maintained a modest overweighting in both the financial-services and banks and savings & loans sectors. Our financial-services holdings contributed positively to the Portfolio's performance, though our bank stocks were hampered by fears of rising interest rates and general balance sheet concerns. We continue to have a favorable outlook on the financial area, and the Portfolio's financial holdings in particular, given the relatively low valuations on these stocks compared to the broader market and these companies' potential to benefit from economic growth in the U.S. and abroad.

We continued to have significant exposure to consumer stocks, including a modest overweighting in the retail sector. We maintained a mix of broadline retailers (e.g., Federated Department Stores, 1.43%) and more niche-type companies (e.g., Toys R Us, 1.08%). In general, our favorable outlook here is based on the group's reasonable valuations and the industry's continued improvements in inventory management.

Elsewhere of note, we maintained an overweighting in the capital-equipment sector and held a smaller but still-meaningful position in the industrial manufacturing & processing sector. Our focus in these areas remained on companies offering significant "operating leverage" (i.e., companies that, due to excess capacity, could see a significant decline in per-unit costs as sales rise -- and given current projections of global growth, we believe the sales prospects for many industrial/capital-goods companies will remain healthy). One industrial-type stock we added during the quarter was Tyco International (.90%), a diversified manufacturing and services company. We established the position after the stock declined on earnings uncertainties to a degree we deemed to be excessive.

The rest of the Portfolio remained invested across a wide range of sectors, including telecommunications & equipment, computers and pharmaceuticals. We modestly increased our weighting in the last area, adding American Home Products and Aventis, a recently formed company spawned by the merger of Rhone Poulenc and Hoechst.

OUTLOOK

Looking ahead to the next few months, we are optimistic regarding the prospects for the types of stocks held by the Portfolio, the Portfolio's clearly disappointing recent performance notwithstanding. On the whole, value stocks are very compellingly priced compared to growth stocks, with valuation discrepancies between the two groups as wide as they have been in nearly three decades. Any increased investor skittishness over growth stocks could therefore prompt investors to favorably reassess value stocks, to a potentially significant degree. Set within this environment, our focus will remain not on cheap stocks per say, but on those we deem to be fundamentally undervalued, given factors such as their underlying companies' balance sheet health and earnings prospects.



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH & INCOME PORTFOLIO AND THE S&P 500 INDEX*

                   GROWTH & INCOME   S&P 500 INDEX
                   ---------------   -------------
MAY 31, 1995            10000            10000
JUN 30                  10152            10232
SEP 30                  11145            11043
DEC 31, 1995            11310            11708
MAR 31                  12747            12337
JUN 30                  12907            12890
SEP 30                  12162            13288
DEC 31, 1996            12680            14395
MAR 31                  12833            14782
JUN 30                  14608            17360
SEP 30                  16139            18660
DEC 31, 1997            16256            19196
MAR 31                  18120            21872
JUN 30                  18323            22593
SEP 30                  15669            20350
DEC 31, 1998            18282            24680
MAR 31                  18140            25910
JUN 30                  21120            27736
SEP 30                  19428            26005
DEC 31, 1999            19434            29872

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1999

                                        Past 1          Life of
                                         Year        Portfolio***
                                         ----        ------------
Growth & Income Portfolio                6.27%           15.58%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 31, 1995)

MULTIPLE STRATEGIES PORTFOLIO

Objective

Seeks as high a level of total return over an extended period of time as is consistent with prudent investment risk by investing in equity securities, bonds and money market instruments in varying proportions, depending upon prevailing economic and financial market conditions.

Management's
  Discussion & Analysis

MARKET COMMENTARY

For the fourth quarter of calendar 1999, the Multiple Strategies Portfolio rose by 19.71%, more than double the 8.76% return of the composite benchmark, comprised of 60% of the S&P 500 and 40% of the Lehman Government Corporate Bond Index. For the full year ended December 31, 1999, the Multiple Strategies Portfolio surged by 28.00%, compared with a total return of 11.76% for the 60/40 S&P 500/Lehman Government Corporate Bond Index split. Multiple Strategies, therefore, outperformed its industry benchmark by nearly 11% and more than 16%, respectively, for these two measurement periods.

The Multiple Strategies Portfolio was allocated 83% to stocks at year-end 1999. So, like the Growth Portfolio, its strength was largely attributed to the equity market's preference for large capitalization growth stocks and the portfolio's emphasis on technology, telecommunications, healthcare, retail, and financial-service stocks, which were largely big winners.

The fixed-income portion of the Multiple Strategies Portfolio, which was allocated about 17% to bonds and cash at year-end 1999, produced mixed results due to the poor performance of bonds during the year. The yield on the 30-year Treasury, for example, surged from about 5.00% at the beginning of the year to about 6.50% by the end of the year. Prices and yields move inversely, so the significant backup in rates resulted in an equally significant decline in prices over the course of the year.

We had correctly anticipated that there would be a temporary surge in U.S. Gross Domestic Product (GDP) during the second half of 1999,



                                Value Line, Inc.
                                     [LOGO]

                                    multiple
                                   strategies

Performance

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
   ------------------------------------------
   1 Year                             28.00%
   5 Year                             25.80%
   10 Year                            16.09%

Top 10 Holdings

                                  % OF           % OF
  AS OF 12/31/99                NET ASSETS      TOP 10
  --------------                ----------      ------
   Cisco Systems, Inc.            4.48%         12.18%
   EMC Corporation                4.27%         11.61%
   QUALCOMM, Inc.                 4.19%         11.40%
   FHLB, 4.875%, 01/22/2002       3.84%         10.43%
   Microsoft Corporation          3.69%         10.02%
   America Online, Inc.           3.68%         10.01%
   Sun Microsystems, Inc.         3.44%          9.35%
   Wal-Mart Stores, Inc.          3.29%          8.95%
   Omnicom Group                  3.08%          8.36%
   FNMA, 5.75%, 06/15/2005        2.83%          7.69%

Top 5 Sector Weightings

                                               % OF
   AS OF 12/31/99                            NET ASSETS
   --------------                            ----------
   Computer Related                             12.2%
   Federal Agencies                              9.5%
   Telecommunication Equipment                   7.2%
   Computer Software                             6.6%
   Drugs                                         5.8%

Management's
  Discussion & Analysis (Continued)

as many companies spent aggressively to gain technological Y2K compliance. In addition, many consumers and businesses shifted from a "Just in Time" to a "Just in Case" inventory model as part of a precautionary buildup. As a result, the third quarter GDP was a very strong 5.7%, compared with only 1.9% sequentially and the fourth quarter followed with a similarly robust 5.8%, as we had forecast.

In addition, while we believed that the U.S. would be largely Y2K compliant by year-end 1999, we anticipated that there would be pockets of the world, largely in the Pacific Rim and in Latin America, which would fail to meet the deadline and would need to get caught up in a hurry. Consequently, we believed that the large-cap technology and telecommunications companies were particularly well positioned to benefit from U.S. trends for compliance spending in the second half of 1999, as well as global remedial work that we anticipated for the first half of 2000, which would result in well-above average revenue and earnings growth.

Moreover, we forecasted that due to the strong economy and a Millennium spirit, the Holiday shopping season in 1999 would be the best of the decade. As a result, we loaded up on many different retail stocks that we thought would best participate.

OUTLOOK

Looking forward, we believe that with global Y2K concerns hugely overblown, inventory stockpiles must be worked down, which could result in significantly slower economic growth during the first half of 2000, perhaps to a level of about 3%.

Long bond yields have surged from a record low of 4.70% in October, 1998, to a recent high of 6.75%, the highest such level in more than two years, as investors have seemingly discounted at least a 25 basis point increase in interest rates by the Federal Reserve at its upcoming FOMC meeting on February
2. This gives the Fed a free pass to tighten and then hope that still higher interest rates will help to ensure slower future economic growth.

But we do not believe that enough time will have elapsed after the millennium calendar changeover for the Fed to fully evaluate if the economy has, in fact, begun to slow. Rather, we would prefer that this gradualist Fed, led by the newly re-appointed Chairman, Alan Greenspan, shift to a tightening bias in February, raise rates by a quarter point at the March 21 FOMC meeting, and then evaluate the subsequent pace of economic growth at the May 16 meeting.

While long rates could retreat to about 7.00% near term, an eventual slowing of the U.S. economy could spark a bond rally back to 6.00%, which could spur the DJIA to an election-year rally that could approximate 13,000 by year end 2000.



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTIPLE STRATEGIES PORTFOLIO, THE S&P 500 INDEX* AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX*

                                         LEHMAN BROS. GOV'T/
                  MULTIPLE STRATEGIES      CORP BOND INDEX     S&P 500 INDEX
                  -------------------      ---------------     -------------
APR 1, 1994               10000                 10000              10000
JUN 30                     9364                  9876               9966
SEP 30                     9913                  9925              10380
DEC 31, 1994               9974                  9962              10303
MAR 31                    10475                 10458              11305
JUN 30                    11845                 11136              12383
SEP 30                    13154                 11343              13365
DEC 31, 1995              13189                 11872              14169
MAR 31                    13884                 11594              14930
JUN 30                    14351                 11648              15599
SEP 30                    15053                 11854              16081
DEC 31, 1996              15609                 12217              17420
MAR 31                    15008                 11875              17889
JUN 30                    17212                 12525              21009
SEP 30                    19151                 13221              22582
DEC 31, 1997              19011                 13991              23231
MAR 31                    20379                 14191              26469
JUN 30,                   21223                 14792              27342
SEP 30,                   20032                 15525              24627
DEC 31, 1998              24552                 15545              29868
MAR 31,                   26873                 15021              31355
JUN 30,                   26682                 14621              33566
SEP 30,                   26251                 14576              31471
DEC 31, 1999              31426                 14357              36151

* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1999

                                  Past 1       Past 5       Past 10
                                   Year         Years        Years
                                   ----         -----        -----
Multiple Strategies Portfolio     28.00%        25.80%       16.09%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

HIGH INCOME BOND PORTFOLIO



Objective

Seeks a high level of current income while secondarily seeking capital appreciation by investing primarily in fixed-income securities, including corporate bonds and notes, discount bonds, zero-coupon bonds, convertible securities, and preferred stocks and bonds issued with warrants, which are rated Baa or below by Moody's or BBB or below by Standard & Poor's or in unrated securities determined to be of comparable quality.

Management's
  Discussion & Analysis

MARKET COMMENTARY

High yield bonds generated attractive relative returns in 1999, although absolute returns were tempered by the general rise in interest rates and increasing default rates. The spread between the First Boston High Yield Index and US Treasury securities narrowed approximately 75 basis points as 1998's emerging market problems did not dampen domestic economic growth in 1999. In fact, strong economic growth and the resilience of emerging market economies were the primary drivers in the roughly 175 basis point rise in the yield on 10 year Treasuries which dampened the performance of most fixed income securities. Default rates, which reached their highest level since 1991, also negatively impacted returns for high yield securities. The rise in default rates despite a strong economy was the result of 1998's decline in energy prices which impacted many energy companies in early 1999 and the high level of issuance and defaults on a lagged basis. For the year as a whole, spread tightening coupled with the higher coupon returns available on high yield securities more than offset the increase in default losses as the Lehman Brothers High Yield Bond Index returned 2.39%, outperforming the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, which returned - 0.82%.

PORTFOLIO PERFORMANCE

The fund's overweight in the telecommunication sector positively impacted performance. Strong performers include Telesystem International,



                                                            Federated Investment
                                                                Counseling, Inc.

                                [FEDERATED LOGO]

                                      high
                                     income
                                      bond

Performance

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
   ------------------------------------------
   1 Year                              1.83%
   5 Year                             10.12%
   10 Year                             9.44%

Top 10 Holdings

                                                % OF          % OF
   AS OF 12/31/99                             NET ASSETS     TOP 10
   --------------                             ----------     ------
   Allied Waste North America, Inc.              2.31%       16.11%
   Fox/Liberty Networks LLC                      1.57%       10.94%
   TeleWest Communications Plc                   1.52%       10.57%
   Tenet Healthcare Corporation                  1.41%        9.79%
   Hermes Europe Railtel B.V                     1.34%        9.29%
   Echostar DBS Corporation                      1.31%        9.11%
   Fisher Scientific International, Inc.         1.24%        8.66%
   Pegasus Communications
      Corporation                                1.24%        8.62%
   Level 3 Communications, Inc.                  1.23%        8.56%
   Lyondell Chemical Company                     1.20%        8.35%

Top 5 Sector Weightings

                                                % OF
   AS OF 12/31/99                             NET ASSETS
   --------------                             ----------
   Telecommunications & Cellular                24.1%
   Cable Television                             13.7%
   Broadcast Radio & Television                  6.8%
   Industrial Products & Equipment               6.2%
   Health Care                                   4.9%

High yield bonds are subject to greater risk of principal and income than higher quality bonds.

Management's
  Discussion & Analysis (Continued)

Triton PCS, Nextel, Teligent and Millicom. The fund's overweight in cable TV and broadcasting also aided performance. The fund also had a much lower default rate than the approximately 4% rate for the market as a whole. Merger and acquisition activity positively impacted total returns as companies such as Fox Liberty Media, Alliance Imaging, Metronet and Statia Terminals engaged in transactions which benefited bondholders. On the negative side, the fund's underweight in energy hurt performance given the strong rebound in oil prices. Also, positions in Paging Network, Ameriserve, Pillowtex, Dialog and Revlon negatively impacted performance based on disappointing financial performance.

OUTLOOK

Looking into 2000, we believe that strong economic growth worldwide coupled with attractive yield spreads will lead to good relative performance for high yield bonds. However, possible Fed rate increases to slow the domestic economy may temper absolute returns. We believe default rates, which increased in 1999 to their highest level in eight years, will remain above average for the next few quarters. However, given the high percentage of securities currently trading at distressed levels, the performance impact of these defaults have, to some degree, already been felt.

From a portfolio perspective, we continue to like the telecommunications sector as strong operating gains and consolidation activity provide opportunities for strong relative returns. We also think that cable TV plant upgrades in both the US and western Europe will lead to strong Charter Communications. We also believe that specific fund holdings in healthcare and chemicals, which underperformed in 1999, are poised to rebound in 2000.



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME BOND PORTFOLIO, FIRST BOSTON HIGH YIELD INDEX AND THE LEHMAN BROTHERS SINGLE "B" INDEX*

                                        LEHMAN BROTHERS     FIRST BOSTON
                     HIGH INCOME BOND   SINGLE "B" INDEX   HIGH YIELD INDEX
                     ----------------   ----------------   ----------------
 APR 1, 1994               10000              10000              10000
 JUN 30                     9906              10010               9856
 SEP 30                     9879              10198              10014
 DEC 31, 1994               9655              10215              10010
 MAR 31                    10167              10745              10481
 JUN 30                    10729              11299              11089
 SEP 30                    11102              11641              11423
 DEC 31, 1995              11487              11907              11752
 MAR 31                    11795              12213              12006
 JUN 30                    11948              12464              12195
 SEP 30                    12635              13053              12653
 DEC 31, 1996              13123              13523              13211
 MAR 31                    13269              13694              13405
 JUN 30                    13931              14259              13984
 SEP 30                    14621              14919              14641
 DEC 31, 1997              14899              15159              14878
 MAR 31                    15431              15746              15326
 JUN 30                    15527              15854              15519
 SEP 30                    14857              14946              14565
 DEC 31, 1998              15352              15352              14964
 MAR 31                    15872              15653              15209
 JUN 30                    15850              15674              15386
 SEP 30                    15401              15647              15140
 DEC 31, 1999              15633              16022              15455

* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1999

                                                 Past 1     Past 5   Past 10
                                                  Year       Years    Years
                                                  ----       -----    -----
High Income Bond Portfolio                        1.83%      10.12%   9.44%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

U.S. GOVERNMENT BOND PORTFOLIO



Objective

Seeks current income and preservation of capital. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. Government Securities; the remainder may be invested in investment grade corporate securities and in cash and money market instruments.

Management's
  Discussion & Analysis

PORTFOLIO PERFORMANCE

A number of factors contributed to the Fund's performance during the year. As you know, here at Strong we make fixed income investment decisions at four distinct levels: duration, yield curve, sector/quality selection, and issue selection. Over a complete market cycle, our objective is to provide value from each of these levels, although in any given year, one or more may contribute a greater proportion than the others.

Duration is the first level of decision-making, and it is one where a year can be won or lost by making an incorrect decision. Consequently, we generally deviate only modestly from benchmark duration, and in 1999 duration was maintained from neutral to slightly short of the benchmark throughout much of the year. In the final analysis, duration management contributed a minor portion of the Fund's performance.

The second level of decision-making is yield-curve positioning. Throughout much of 1999, we were underweighting bonds in the middle part of the curve (bonds with maturities between five and ten years) and overweighting bonds with short and long maturities to get to the targeted average duration. This "barbell" positioning benefits when the yield curve flattens (i.e., when short rates and long rates converge), which is what happened in 1999. The Treasury yield curve as measured from the 2-year note to the 30-year bond flattened by approximately 30 basis points during the year. Thus, yield-curve positioning modestly contributed to the Fund's performance.



                                                                  Strong Capital
                                                                      Management

                                 [STRONG LOGO]

                                      u.s.
                                   government
                                      bond

Performance

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
   ------------------------------------------
   1 Year                          (1.90)%
   5 Year                            7.31%
   10 Year                           7.09%

Top 10 Holdings

                                    % OF        % OF
   AS OF 12/31/99                NET ASSETS    TOP 10
   --------------                ----------    ------
   USTB, 5.25%, 02/15/2029          7.23%       15.17%
   Fed. Agric. Mort. Co.
     7.012%, 01/25/2003             5.97%       12.53%
   USTN, 5.625%, 05/15/2008         5.61%       11.76%
   USTB, 7.25%, 05/15/2016          5.23%       10.98%
   FHLMC, 9.09%, 09/25/2028         4.63%        9.72%
   FNMA, 11.00%, 02/01/2019         4.08%        8.56%
   USTN, 6.00%, 08/15/2004          3.99%        8.37%
   FNMA, 11.50%, 02/01/2019         3.97%        8.33%
   Fed. Agric. Mort. Co.
     6.71%, 07/25/2008              3.57%        7.50%
   FNMA, 6.50%, 08/15/2004          3.37%        7.08%

Top 5 Sector Weightings

                                                 % OF
   AS OF 12/31/99                             NET ASSETS
   --------------------------                   -----
   Mortgage Backed Securities                   43.6%
   U.S. Government Securities                   29.8%
   Collateralized Mortgage Obligations           9.6%
   Non-Agency Mortgages and Asset Backed         3.8%
   Banks                                         2.9%

Investment in the U.S. Government Bond Portfolio is not guaranteed by the U.S. Government.

Management's
  Discussion & Analysis (Continued)

Spread products (i.e. corporate, mortgage-backed securities, and agencies) outperformed other sectors of the fixed income market in the fourth quarter. The Fund's above-benchmark exposure to mortgage securities and agency debentures added to relative performance during the quarter

OUTLOOK

In nominal terms, we are looking for a more prosperous year in fixed income in 2000 than we experienced in 1999. We believe that this march toward higher rates will ultimately affect the interest-rate sensitive parts of the economy, such as housing and autos. This, coupled with the hidden tax in the form of higher energy costs, will begin to restrain consumer spending, slowing down the economy and taking the pressure off the Fed to continue to raise rates. Meanwhile, the Federal Reserve will continue to raise the target rate for Federal Funds, with a strong possibility that they will become more aggressive at the next meeting (February 2, 2000) and increase the rate by 50 basis points.

Although increasing inflation is always a possibility with the economy running at its current pace, we do not foresee it as a major threat. There are many factors in the economy today preventing such an occurrence. Global excess capacity, fierce competition, and continued productivity gains will exert downward pressure on prices.

While current trends are not favorable, we do see good value in the bond market at current levels. With core inflation running in the 2 percent range and the ten-year Treasury trading to yield in the 6.50 percent range, we have an attractive 4.5 percent real yield -- well above historical levels. At current spreads, mortgages are even more attractively priced.

As we were throughout 1999, we expect to remain overweight in mortgage securities. We expect mortgages to outperform Treasurys on a relative basis during the year, although not to the same magnitude as we experienced in 1999. We retain our emphasis in the more stable duration portions of the market, including CMBS, FNMA Multifamily, and PAC bonds.



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX*

                                          LEHMAN BROS.
                     U.S. GOVT BOND     GOVT. BOND INDEX
                     --------------     ----------------
APR 1, 1994               10000              10000
JUN 30                     9929               9885
SEP 30                     9960               9927
DEC 31, 1994               9959               9962
MAR 31                    10474              10431
JUN 30                    11162              11078
SEP 30                    11403              11273
DEC 31, 1995              11968              11788
MAR 31                    11663              11522
JUN 30                    11666              11576
SEP 30                    11839              11772
DEC 31, 1996              12217              12115
MAR 31                    12143              11729
JUN 30                    12578              12385
SEP 30                    13010              12800
DEC 31, 1997              13362              13224
MAR 31                    13542              13424
JUN 30                    13842              13779
SEP 30                    14379              14541
DEC 31, 1998              14443              14527
MAR 31                    14336              14320
JUN 30                    14204              14198
SEP 30                    14260              14171
DEC 31, 1999              14169              13878

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1999

                                         Past 1      Past 5     Past 10
                                          Year        Years      Years
                                          ----        -----      -----
U.S. Government Bond Portfolio           (1.90)%      7.31%      7.09%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

               Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Contract Owners of
Variable Investors Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Variable Investors Series Trust (the Trust) (comprising, respectively, the Small Cap Growth, World Equity, Growth, Matrix Equity, Growth & Income, Multiple Strategies, High Income Bond, and
U.S. Government Bond Portfolios) as of December 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Variable Investors Series Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Variable Investors Series Trust at December 31, 1999, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods in the five periods then ended, in conformity with accounting principles generally accepted in the United States.



Chicago, Illinois
February, 4, 2000

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   CIRCUITS -- (1.0%)
      ANADIGICS, Inc. (a) ......................................................      4,200            $      198,188
                                                                                                       --------------

   COMMERCIAL SERVICES -- (2.3%)
      Mobile Mini, Inc. (a) ....................................................      4,400                    94,600
      NCO Group, Inc. (a) ......................................................      3,400                   102,425
      Source Information Management Company (a) ................................      5,300                    88,775
      Zomax, Inc. (a) ..........................................................      3,300                   149,325
                                                                                                       --------------
                                                                                                              435,125
   COMMUNICATION EQUIPMENT -- (1.8%)
      Polycom, Inc. (a) ........................................................      3,000                   191,062
      Titan Corporation (a) ....................................................      3,300                   155,513
                                                                                                       --------------
                                                                                                              346,575
   COMMUNICATION SERVICES -- (2.1%)
      APAC Teleservices, Inc. (a) ..............................................     15,000                   210,937
      Digital Microwave Corporation (a) ........................................      8,000                   187,500
                                                                                                       --------------
                                                                                                              398,437
   COMPUTERS & BUSINESS EQUIPMENT -- (0.8%)
      Cacheflow, Inc. (a) ......................................................      1,200                   156,825
                                                                                                       --------------
   COMPUTER RELATED -- (3.9%)
      Extreme Networks, Inc. (a) ...............................................      2,600                   217,100
      NVIDIA Corporation (a) ...................................................      3,400                   159,587
      PC Connection, Inc. (a) ..................................................      5,700                   196,650
      Silicon Storage Technology, Inc. (a) .....................................      4,200                   173,250
                                                                                                       --------------
                                                                                                              746,587
   COMPUTER SERVICES -- (4.4%)
      Advanced Digital Information Corporation (a) .............................      3,800                   184,775
      Intraware, Inc. (a) ......................................................      3,700                   295,778
      Netsolve, Inc. (a) .......................................................      5,000                   157,500
      QRS Corporation (a) ......................................................      2,000                   210,000
                                                                                                       --------------
                                                                                                              848,053
   COMPUTER SOFTWARE -- (7.5%)
      Advent Software, Inc. (a) ................................................      3,250                   209,422
      Broadbase Software, Inc. (a) .............................................      1,300                   146,250
      Cysive, Inc. (a) .........................................................      2,500                   180,156
      Exchange Applications, Inc. (a) ..........................................      3,400                   189,975
      Great Plains Software, Inc. (a) ..........................................      2,500                   186,875
      PC-Tel, Inc. (a) .........................................................      2,800                   147,000
      Puma Technology, Inc. (a) ................................................      2,000                   261,250
      Ravisent Technologies, Inc. (a) ..........................................      3,000                   115,313
                                                                                                       --------------
                                                                                                            1,436,241
   CONSULTING SERVICES -- (0.6%)
      Professional Detailing, Inc. (a) .........................................      3,700                   110,769
                                                                                                       --------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   CONSUMER PRODUCTS-MISCELLANEOUS -- (0.4%)
      Blyth Industries, Inc. (a) ...............................................      3,200            $       78,600
                                                                                                       --------------

   DATA STORAGE -- (1.6%)
      SanDisk Corporation (a) ..................................................      3,100                   298,375
                                                                                                       --------------

   DRUGS/PHARMACEUTICALS -- (7.5%)
      Advance Paradigm, Inc. (a) ...............................................      5,200                   112,125
      Celgene Corporation (a) ..................................................      3,200                   224,000
      Emisphere Technologies, Inc. (a) .........................................      6,000                   180,375
      Express Scripts, Inc., Class A ...........................................      2,300                   147,200
      Invitrogen Corporation (a) ...............................................      2,000                   120,000
      Jones Pharma, Inc. .......................................................      4,150                   180,266
      King Pharmaceuticals, Inc. (a) ...........................................      5,700                   319,556
      Noven Pharmaceuticals, Inc. (a) ..........................................      7,900                   143,187
                                                                                                       --------------
                                                                                                            1,426,709
   ELECTRONIC COMMERCE -- (1.2%)
      Proxicom, Inc. (a) .......................................................      1,900                   236,194
                                                                                                       --------------

   ELECTRONIC COMPONENTS -- (10.9%)
      ACT Manufacturing, Inc. (a) ..............................................      3,400                   127,500
      Amphenol Corporation, Class A (a) ........................................      2,700                   179,719
      Anaren Microwave, Inc. (a) ...............................................      4,000                   216,500
      CTS Corporation ..........................................................      3,200                   241,200
      Cymer, Inc. (a) ..........................................................      4,100                   188,600
      DSP Group, Inc. (a) ......................................................      2,800                   260,400
      MKS Instruments, Inc. (a) ................................................      3,000                   108,375
      Power Integrations, Inc. (a) .............................................      3,600                   172,575
      RF Micro Devices, Inc. (a) ...............................................      3,400                   232,687
      TranSwitch Corporation (a) ...............................................      3,000                   217,688
      Xicor, Inc. (a) ..........................................................     10,000                   136,875
                                                                                                       --------------
                                                                                                            2,082,119
   ELECTRONICS -- (2.3%)
      Credence Systems Corporation (a) .........................................      2,900                   250,850
      Kemet Corporation (a) ....................................................      4,300                   193,769
                                                                                                       --------------
                                                                                                              444,619
   ENVIRONMENTAL -- (0.5%)
      Tetra Tech, Inc. (a) .....................................................      6,500                    99,938
                                                                                                       --------------

   HUMAN RESOURCES -- (0.6%)
      AHL Services, Inc. (a) ...................................................      5,200                   108,550
                                                                                                       --------------

   INDUSTRIAL PRODUCTS & EQUIPMENT -- (3.0%)
      Advanced Energy Industries, Inc. (a) .....................................      3,700                   182,225
      Cognex Corporation (a) ...................................................      4,300                   167,700
      PRI Automation, Inc. (a) .................................................      3,300                   221,512
                                                                                                       --------------
                                                                                                              571,437


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   INFORMATION SYSTEMS -- (2.4%)
      Allscripts, Inc. (a) .....................................................      1,700            $       74,800
      MedQuist, Inc. (a) .......................................................      4,200                   108,412
      RadiSys Corporation (a) ..................................................      3,450                   175,950
      Rare Medium Group, Inc. (a) ..............................................      2,800                    95,550
                                                                                                       --------------
                                                                                                              454,712
   MACHINERY & EQUIPMENT -- (1.3%)
      Asyst Technologies, Inc. .................................................      3,900                   255,694
                                                                                                       --------------
   MEDICAL PRODUCTS & SUPPLIES -- (2.3%)
      ArthroCare Corporation (a) ...............................................      4,800                   292,800
      Zoll Medical Corporation (a) .............................................      3,600                   137,475
                                                                                                       --------------
                                                                                                              430,275
   NETWORKING -- (2.5%)
      C-COR.net Corporation (a) ................................................      2,000                   153,250
      Crossroads Systems, Inc. (a) .............................................      1,000                    84,500
      Proxim, Inc. (a) .........................................................      2,200                   242,000
                                                                                                       --------------
                                                                                                              479,750
   NETWORKING SOFTWARE -- (3.2%)
      Brio Technology, Inc. (a) ................................................      2,100                    88,200
      Emulex Corporation (a) ...................................................      2,600                   292,500
      Micromuse, Inc. (a) ......................................................      1,400                   238,000
                                                                                                       --------------
                                                                                                              618,700
   POLLUTION CONTROL -- (0.4%)
      Waste Connections, Inc. (a) ..............................................      4,800                    69,300
                                                                                                       --------------
   PUBLISHING -- (1.0%)
      Forrester Research, Inc. (a) .............................................      2,800                   192,850
                                                                                                       --------------
   RADIO/TELEVISION -- (1.1%)
      Citadel Communications Corporation (a) ...................................      3,100                   201,113
                                                                                                       --------------
   RESTAURANTS -- (0.7%)
      P.F. Chang's China Bistro, Inc. (a) ......................................      5,700                   141,788
                                                                                                       --------------
   RETAIL-APPAREL -- (1.0%)
      Ann Taylor Stores Corporation (a) ........................................      2,500                    86,094
      Pacific Sunwear of California, Inc. (a) ..................................      3,300                   105,187
                                                                                                       --------------
                                                                                                              191,281
   RETAIL-CATALOG -- (1.2%)
      Insight Enterprises, Inc. (a) ............................................      5,500                   223,437
                                                                                                       --------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   RETAIL-SPECIALTY -- (3.1%)
      Bebe Stores, Inc. (a) ....................................................      3,600            $       97,200
      Tweeter Home Entertainment Group, Inc. (a) ...............................      5,600                   198,800
      Urban Outfitters, Inc. (a) ...............................................      4,300                   125,237
      Whitehall Jewellers, Inc. (a) ............................................      4,400                   162,250
                                                                                                       --------------
                                                                                                              583,487
   SEMICONDUCTOR MANUFACTURING -- (2.7%)
      Applied Micro Circuits Corporation (a) ...................................      1,600                   203,600
      Cree Research, Inc. (a) ..................................................      3,700                   315,887
                                                                                                       --------------
                                                                                                              519,487
   SOFTWARE -- (4.4%)
      Actuate Software Corporation (a) .........................................      7,400                   317,275
      DSET Corporation (a) .....................................................      5,000                   186,875
      Sonic Foundry, Inc. (a) ..................................................      8,000                   189,500
      WebTrends Corporation (a) ................................................      1,900                   153,900
                                                                                                       --------------
                                                                                                              847,550
   SOFTWARE-CLIENT/SERVER -- (1.7%)
      Dendrite International, Inc. (a) .........................................      9,750                   330,281
                                                                                                       --------------
   SOFTWARE-DESKTOP -- (0.9%)
      Macromedia, Inc. (a) .....................................................      2,300                   168,188
                                                                                                       --------------
   SOFTWARE-INTERNET -- (4.0%)
      Allaire Corporation (a) ..................................................      1,400                   204,838
      Bluestone Software, Inc. (a) .............................................      1,500                   172,500
      USinternetworking, Inc. (a) ..............................................      2,550                   178,181
      Viant Corporation (a) ....................................................      2,100                   207,900
                                                                                                       --------------
                                                                                                              763,419
   SOFTWARE-TESTING -- (1.3%)
      Mercury Interactive Corporation (a) ......................................      2,300                   248,256
                                                                                                       --------------
   SYSTEMS INTEGRATOR -- (3.0%)
      Diamond Technology Partners, Inc., Class A (a) ...........................      4,300                   369,531
      Whittman-Hart, Inc. (a) ..................................................      3,700                   198,413
                                                                                                       --------------
                                                                                                              567,944
   TELECOMMUNICATION EQUIPMENT -- (5.7%)
      AudioCodes Ltd. (a) ......................................................      2,300                   211,600
      Digital Lightwave, Inc. (a) ..............................................      3,500                   224,000
      Ditech Communications Corporation (a) ....................................      1,200                   112,200
      Glenayre Technologies, Inc. (a) ..........................................     15,000                   169,688
      NetOptix Corporation (a) .................................................      3,500                   233,625
      Tut Systems, Inc. (a) ....................................................      2,400                   128,700
                                                                                                       --------------
                                                                                                            1,079,813

         TOTAL COMMON STOCKS -- (Cost $11,374,683)                                             96.3%       18,390,666
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER                              INTEREST     MATURITY      MATURITY
             AND TITLE OF ISSUE                              RATE         DATE         AMOUNT                   VALUE
             ------------------                              ----         ----         ------                   -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (3.5%)
      State Street Bank and Trust Company (b)...........    2.500%    01/03/2000    $   663,138            $      663,000
                                                                                                           --------------

          TOTAL SHORT TERM INVESTMENT -- (Cost $663,000)                                            3.5%          663,000
                                                                                                           --------------

TOTAL INVESTMENTS -- (Cost $12,037,683)                                                            99.8%       19,053,666
CASH AND OTHER ASSETS LESS LIABILITIES --                                                           0.2%           44,059
                                                                                                  -----    --------------
NET ASSETS --                                                                                     100.0%   $   19,097,725
                                                                                                  =====    ==============


(a)      Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 12/31/99, is fully collateralized by a United States Treasury Note, 4.500%, 09/30/00, with a value of $680,000.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   AUSTRALIA -- (1.5%)
      Foster's Brewing Group Ltd. ..............................................     64,200            $      184,184
      Lend Lease Corporation Ltd. ..............................................     13,400                   187,730
                                                                                                       --------------
                                                                                                              371,914
   BRAZIL -- (2.2%)
      Embratel Participacoes S.A., ADR .........................................      8,200                   223,450
      Tele Norte Leste Participacoes S.A., ADR .................................      6,700                   170,850
      Telecomunicacoes Brasileiras S.A., ADR ...................................        700                    89,950
      Uniao de Bancos Brasileiros S.A., GDR ....................................      2,100                    63,262
                                                                                                       --------------
                                                                                                              547,512
   CANADA -- (1.9%)
      Bank Nova Scotia .........................................................      2,000                    43,020
      BCE, Inc. ................................................................        400                    36,342
      Clarica Life Insurance Company ...........................................      6,000                   108,071
      Laidlaw, Inc. ............................................................      8,100                    42,366
      Manulife Financial Corporation (a) .......................................      3,200                    40,901
      Petro-Canada .............................................................      6,300                    89,252
      Sobeys, Inc. .............................................................      3,800                    52,650
      Toronto Dominion Bank Ontario ............................................      1,855                    49,796
                                                                                                       --------------
                                                                                                              462,398
   FINLAND -- (2.5%)
      Nokia Oyj ADR ............................................................      2,305                   417,949
      Stora Enso Oyj ...........................................................      5,604                    97,718
      UPM-Kymmene Oyj ..........................................................      2,791                   112,461
                                                                                                       --------------
                                                                                                              628,128
   FRANCE -- (5.3%)
      Axa ......................................................................        624                    86,996
      Banque Nationale de Paris ................................................        695                    64,130
      Cap Gemini N.V. ..........................................................        290                    73,617
      Danone ...................................................................        185                    43,608
      France Telecom S.A. ......................................................      1,511                   199,853
      Lafarge ..................................................................        600                    69,870
      PSA Peugeot Citroen ......................................................        462                   104,900
      Rhone Poulenc S.A. .......................................................      2,249                   130,721
      Societe Eurafrance S.A. ..................................................        183                   110,238
      STMicroelectronics .......................................................      1,020                   157,002
      Totalfina S.A., Class B ..................................................      1,161                   154,963
      Vivendi ..................................................................      1,489                   134,470
                                                                                                       --------------
                                                                                                            1,330,368
   GERMANY -- (4.5%)
      BASF AG ..................................................................      1,145                    58,824
      Bayer AG .................................................................        733                    34,704
      Deutsche Bank AG (a) .....................................................      3,570                   301,545
      Deutsche Telekom AG ......................................................      3,626                   258,242
      Karstadt AG (a) ..........................................................        870                    34,881
      Mannesmann AG ............................................................        846                   204,106
      Preussag AG ..............................................................        987                    54,982
      Thyssen Krupp AG .........................................................      5,411                   164,886
                                                                                                       --------------
                                                                                                            1,112,170


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   HONG KONG -- (0.0%)
      Dairy Farm International Holdings Ltd. ...................................      7,200            $        6,480
                                                                                                       --------------
   IRELAND -- (0.6%)
      Jefferson Smurfit Group Plc ..............................................     50,526                   152,692
                                                                                                       --------------
   ITALY -- (3.0%)
      Arnoldo Mondadori Editore SPA ............................................     11,600                   368,085
      ENI SPA ..................................................................     36,500                   200,755
      Tecnost SPA (a) ..........................................................     44,881                   169,541
                                                                                                       --------------
                                                                                                              738,381
   JAPAN -- (11.1%)
      Asahi Chemical Industry Company Ltd. .....................................      8,000                    41,108
      Bank of Yokohama Ltd. ....................................................     16,000                    73,759
      Fanuc Ltd. ...............................................................        200                    25,467
      Itochu Corporation (a) ...................................................      7,000                    34,873
      Kanebo Ltd. (a) ..........................................................     18,000                    29,069
      Kawasaki Steel Corporation ...............................................     19,000                    34,032
      Marubeni Corporation .....................................................      8,000                    33,591
      Matsushita Communication Industrial Company Ltd. .........................      2,000                   528,531
      Nihon Unisys, Ltd. .......................................................      3,000                   103,357
      Nippon Telegraph & Telephone Corporation .................................         19                   325,438
      Oji Paper Company Ltd. ...................................................      3,000                    18,058
      Oracle Corporation .......................................................      2,000                   929,823
      Sanyo Electric Company Ltd. ..............................................     17,000                    69,052
      SMC Corporation ..........................................................      1,300                   287,687
      Sumitomo Chemical Company Ltd. ...........................................     10,000                    46,981
      Taisho Pharmaceutical Company ............................................      1,000                    29,363
      Toshiba Corporation ......................................................     13,000                    99,246
      Yamanouchi Pharmaceutical Company Ltd. ...................................      2,000                    69,884
                                                                                                       --------------
                                                                                                            2,779,319
   MEXICO -- (3.0%)
      Cemex S.A. de C.V., ADR (a) ..............................................      1,400                    39,025
      Fomento Economico Mexicano S.A. de C.V. ..................................      3,100                   137,950
      Grupo Financiero Banamex Accival, S.A. de C.V., Series O (a)..............     22,700                    91,040
      Grupo Financiero Bancomer, S.A. de C.V., Series O (a).....................    395,000                   165,087
      Grupo Television S.A., GDR (a) ...........................................      2,700                   184,275
      Kimberly-Clark de Mexico, S.A. de CV .....................................     34,800                   135,894
                                                                                                       --------------
                                                                                                              753,271
   NETHERLANDS -- (2.7%)
      Akzo Nobel N.V. ..........................................................      2,855                   143,224
      ASM Lithography Holding N.V. (a) .........................................      1,334                   151,742
      Heineken N.V. ............................................................        881                    42,972
      Koninklijke (Royal) Philips Electronics N.V. .............................        362                    49,229
      Orange Fund (a) ..........................................................      3,151                   106,835
      VNU N.V. .................................................................      3,245                   170,569
                                                                                                       --------------
                                                                                                              664,571

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                  VALUE
             ------------------                                                     ------                  -----
COMMON STOCKS -- (CONTINUED)
   SPAIN -- (0.6%)
      Corporacion Bancaria de Espana (Argentaria) ..............................      4,800            $      112,807
      Telefonica S.A. (a) ......................................................      1,785                    44,593
                                                                                                       --------------
                                                                                                              157,400
   SWEDEN -- (1.3%)
      AstraZeneca Group Plc ....................................................      4,510                   190,810
      Svenska Handelsbanken AB, Class A (a) ....................................     10,080                   126,755
                                                                                                       --------------
                                                                                                              317,565
   SWITZERLAND -- (3.2%)
      Edipresse S.A. ...........................................................        600                   331,596
      Holderbank Financiere Glarus AG ..........................................         50                    68,455
      Lindt & Spruengli ........................................................         86                   205,238
      Logitech International S.A. (a) ..........................................        240                    67,826
      Nestle S.A. ..............................................................         33                    60,454
      Roche Holdings AG ........................................................          5                    59,348
                                                                                                       --------------
                                                                                                              792,917
   TURKEY -- (0.4%)
      Aksigorta AS .............................................................  1,533,400                    93,293
                                                                                                       --------------
   UNITED KINGDOM -- (6.5%)
      Allied Zurich AG .........................................................      3,360                    39,620
      Anglo American Plc .......................................................      1,716                   110,404
      BP Amoco Plc .............................................................     21,224                   214,242
      British Aerospace Plc ....................................................      4,000                    26,297
      British Telecommunications Plc ...........................................      2,817                    68,255
      COLT Telecom Group Plc (a) ...............................................      1,925                    99,378
      Compass Group Plc ........................................................     22,600                   310,299
      HSBC Holdings Plc.........................................................     27,525                   384,601
      Invensys Plc .............................................................     12,313                    65,099
      Pearson Plc ..............................................................      2,425                    78,930
      Shell Transport & Trading Company ........................................     10,830                    90,005
      Vodafone Group Plc .......................................................     29,340                   146,250
                                                                                                       --------------
                                                                                                            1,633,380
   UNITED STATES -- (47.3%)
      Advanced Digital Information Corporation (a) .............................      4,800                   233,400
      Advanced Energy Industries, Inc. (a) .....................................      2,500                   123,125
      Alkermes, Inc. (a) .......................................................      2,800                   137,550
      Apria Healthcare Group, Inc. (a) .........................................      4,100                    73,544
      Astec Industries, Inc. (a) ...............................................      4,500                    84,656
      Citadel Communications Corporation (a) ...................................      3,100                   201,112
      Clarify, Inc. (a) ........................................................      3,400                   428,400
      CMP Group, Inc. ..........................................................      5,300                   146,081
      Cymer, Inc. (a) ..........................................................      3,800                   174,800

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- (CONTINUED)
      Davox Corporation (a) ....................................................      7,700            $      151,113
      Diamond Technology Partners, Inc., Class A (a) ...........................      4,300                   369,531
      Documentum, Inc. (a) .....................................................      4,600                   275,425
      Dycom Industries, Inc. (a) ...............................................      3,900                   171,844
      Eagle USA Airfreight, Inc. (a) ...........................................      6,150                   265,219
      Engage Technologies, Inc. (a) ............................................      4,000                   240,000
      Entercom Communications Corporation (a) ..................................      2,900                   191,400
      Fatbrain.com, Inc. (a) ...................................................      5,000                   125,313
      Finisar Corporation (a) ..................................................        400                    35,950
      Genome Therapeutics Corporation (a) ......................................      4,000                    64,500
      Geon Company .............................................................      5,600                   182,000
      Georgia Gulf Corporation .................................................      7,800                   237,412
      Great Plains Software, Inc. (a) ..........................................      2,700                   201,825
      Interdigital Commerce Corporation (a) ....................................      7,800                   585,000
      ITC DeltaCom, Inc. (a) ...................................................      6,200                   171,275
      ITT Educational Services, Inc. (a) .......................................      2,800                    43,225
      Jones Apparel Group, Inc. (a) ............................................          9                       244
      Kemet Corporation (a) ....................................................      7,500                   337,969
      Labor Ready, Inc. (a) ....................................................     12,600                   152,775
      Lamar Advertising Company, Class A (a) ...................................      4,600                   278,587
      Lattice Semiconductor Corporation (a) ....................................      2,800                   131,950
      LifePoint Hospitals, Inc. (a) ............................................     12,800                   151,200
      MasTec, Inc. (a) .........................................................      4,000                   178,000
      Maxtor Corporation (a) ...................................................     12,900                    93,525
      Media 100, Inc. (a) ......................................................      8,600                   227,362
      Methode Electronics, Inc., Class A .......................................      5,200                   167,050
      Modis Professional Services, Inc. (a) ....................................     11,900                   169,575
      Natural Microsystems Corporation (a) .....................................      4,500                   210,656
      Navigant Consulting, Inc. (a) ............................................      8,100                    88,088
      Netegrity, Inc. (a) ......................................................      4,300                   244,831
      Newfield Exploration Company (a) .........................................      5,500                   147,125
      Ondisplay, Inc. (a) ......................................................        800                    72,700
      Oshkosh Truck Corporation ................................................      6,300                   184,669
      PMC-Sierra, Inc. (a) .....................................................      1,500                   240,469
      Preview Systems, Inc. (a) ................................................        300                    19,463
      Primus Telecommunications Group, Inc. (a) ................................      4,800                   183,600
      PSINet, Inc. (a) .........................................................        849                    52,426
      Renal Care Group, Inc. (a) ...............................................      5,000                   116,875
      Retek, Inc. (a) ..........................................................      1,400                   105,350
      Roper Industries, Inc. ...................................................      6,200                   234,437
      Russ Berrie & Company, Inc. ..............................................      1,600                    42,000
      Silicon Image, Inc. (a) ..................................................      1,400                    98,088
      Silknet Software, Inc. (a) ...............................................      3,600                   596,700
      Spanish Broadcasting System, Inc., Class A (a) ...........................      5,400                   217,350
      Spyglass, Inc. (a) .......................................................      6,300                   238,908

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- (CONTINUED)
      Standard Pacific Corporation .............................................     12,900            $      141,900
      StarTek, Inc. (a) ........................................................      5,000                   181,250
      Three-Five Systems, Inc. (a) .............................................      6,667                   273,333
      Toll Brothers, Inc. (a) ..................................................      8,100                   150,863
      TSI International Software Ltd. (a) ......................................      3,300                   186,862
      Universal Electronics, Inc. (a) ..........................................      3,700                   170,200
      US LEC Corporation, Class A (a) ..........................................      6,500                   209,625
      Viatel, Inc. (a) .........................................................      4,900                   262,762
      Vitria Technology, Inc. (a) ..............................................        600                   140,400
      Whole Foods Market, Inc. (a) .............................................      4,000                   185,500
                                                                                                       --------------
                                                                                                           11,798,367
         TOTAL COMMON STOCKS -- (Cost $15,911,922)                                             97.6%       24,340,126
                                                                                                       --------------
PREFERRED STOCKS
   BRAZIL -- (1.4%)
      Embraer - Empresa Brasileira de Aeronautica S.A. .........................     79,000                   356,407
                                                                                                       --------------
   GERMANY -- (0.7%)
      Fresenius AG .............................................................        584                   107,069
      SAP AG ...................................................................        110                    66,264
                                                                                                       --------------
                                                                                                              173,333

         TOTAL PREFERRED STOCKS -- (Cost $385,177)                                              2.1%          529,740
                                                                                                       --------------
WARRANTS
   MEXICO -- (0.0%)
      Cemex S.A. (a) ...........................................................         87                       359
                                                                                                       --------------
         TOTAL WARRANTS -- (Cost $152)                                                          0.0%              359
                                                                                                       --------------

                                                        INTEREST     MATURITY      MATURITY
                                                          RATE         DATE         AMOUNT
                                                          ----         ----         ------
SHORT TERM INVESTMENT
   UNITED STATES -- (0.5%)
      State Street Bank and Trust Company (b)....        3.250%    01/03/2000     $  122,033                   122,000
                                                                                                        --------------

        TOTAL SHORT TERM INVESTMENT -- (Cost $122,000)                                           0.5%          122,000
                                                                                                        --------------

TOTAL INVESTMENTS -- (Cost $16,419,251)                                                        100.2%       24,992,225
LIABILITIES LESS CASH AND OTHER ASSETS --                                                       (0.2)%         (46,577)
                                                                                               -----    --------------
NET ASSETS --                                                                                  100.0%   $   24,945,648
                                                                                               =====    ==============


(a)      Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 12/31/99, is fully collateralized by a Federal Home Loan Bank Bond, 6.315%, 08/24/01, with a value of $127,344.

ADR      American Depository Receipts
GDR      Global Depository Receipts


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                                December 31, 1999

                                                             PERCENT OF
  INDUSTRY                                                   NET ASSETS                      VALUE
  --------                                                   ----------                      -----
  Advertising....................................                1.1%                    $    278,588
  Aerospace & Defense............................                1.5                          382,705
  Apparel & Textiles.............................                0.0                              244
  Automobiles....................................                1.1                          289,569
  Banks..........................................                5.9                        1,475,803
  Broadcasting/Publishing........................                2.4                          593,025
  Building Materials & Construction..............                1.9                          470,471
  Business Services..............................                4.3                        1,075,868
  Chemicals......................................                3.0                          744,253
  Communication Equipment........................                0.1                           35,950
  Computers & Business Equipment.................                1.2                          295,189
  Computer Services..............................                3.1                          770,001
  Computer Software..............................                9.2                        2,292,328
  Consulting Services............................                0.4                           88,088
  Consumer Products..............................                0.2                           42,000
  Diversified....................................                0.5                          133,564
  Drugs..........................................                1.2                          289,316
  Drugs & Health Care............................                3.4                          841,548
  Educational Services...........................                0.2                           43,225
  Electronic Components..........................                2.2                          546,221
  Electronics....................................                5.2                        1,290,632
  Engineering & Construction.....................                0.7                          171,844
  Financial Services.............................                0.8                          187,730
  Food & Beverages...............................                2.7                          674,405
  Industrial Products & Equipment................                0.5                          123,125
  Insurance......................................                1.5                          368,881
  Investment Companies...........................                0.9                          217,073
  Machinery & Equipment..........................                2.3                          576,450
  Manufacturing..................................                1.2                          289,420
  Metals & Mining................................                0.4                          110,404
  Non-Ferrous Metals.............................                0.7                          164,886
  Oil & Gas......................................                3.6                          896,342
  Paper and Forest Products......................                2.1                          516,823
  Publishing.....................................                3.8                          949,180
  Radio/Television...............................                0.8                          201,113
  Retail-Grocery.................................                0.9                          238,150
  Retail-Specialty...............................                0.5                          125,313
  Retail-Trade...................................                0.2                           41,360
  Semiconductors.................................                0.6                          157,001
  Software-Client/Server.........................                1.4                          348,125
  Software-Internet..............................                4.9                        1,225,812
  Steel..........................................                0.1                           34,032
  Systems Integrator.............................                1.5                          369,531
  Telecommunication Equipment....................                7.5                        1,893,248
  Telecommunications.............................               10.6                        2,659,403
  Textiles.......................................                0.1                           29,069
  Transportation.................................                0.2                           42,366
  Utilities......................................                1.1                          280,551
  Repurchase Agreement...........................                0.5                          122,000
                                                             -------                     ------------
     TOTAL.......................................              100.2%                    $ 24,992,225
                                                             =======                     ============

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   BANKS -- (3.1%)
      Chase Manhattan Corporation ..............................................     14,900            $    1,157,544
      Fifth Third Bancorp ......................................................     11,725                   860,322
      Zions Bancorporation .....................................................      7,500                   443,906
                                                                                                       --------------
                                                                                                            2,461,772
   BROADCASTING -- (3.6%)
      CBS Corporation (a) ......................................................     13,000                   831,187
      Clear Channel Communications (a) .........................................     13,000                 1,160,250
      Viacom, Inc. (a) .........................................................     14,500                   876,344
                                                                                                       --------------
                                                                                                            2,867,781
   COMPUTERS & BUSINESS EQUIPMENT -- (4.0%)
      Dell Computer Corporation (a) ............................................     44,500                 2,269,500
      International Business Machines Corporation ..............................      8,500                   918,000
                                                                                                       --------------
                                                                                                            3,187,500
   COMPUTER RELATED -- (13.9%)
      Cisco Systems, Inc. (a) ..................................................     36,000                 3,856,500
      EMC Corporation (a) ......................................................     35,000                 3,823,750
      Sun Microsystems, Inc. (a) ...............................................     42,000                 3,252,375
                                                                                                       --------------
                                                                                                           10,932,625
   COMPUTER SOFTWARE -- (6.7%)
      Adobe Systems, Inc. ......................................................     11,400                   766,650
      BMC Software, Inc. (a) ...................................................     17,000                 1,358,937
      Microsoft Corporation (a) ................................................     27,000                 3,152,250
                                                                                                       --------------
                                                                                                            5,277,837
   DIVERSIFIED MANUFACTURING -- (3.4%)
      Honeywell International, Inc. ............................................     19,000                 1,096,063
      Tyco International Ltd. ..................................................     41,000                 1,593,875
                                                                                                       --------------
                                                                                                            2,689,938
   DIVERSIFIED RETAIL -- (4.1%)
      Costco Companies, Inc. (a) ...............................................      4,000                   365,000
      Wal-Mart Stores, Inc. ....................................................     41,000                 2,834,125
                                                                                                       --------------
                                                                                                            3,199,125
   DRUGS -- (6.2%)
      Merck & Company, Inc. ....................................................      7,000                   469,438
      Pfizer, Inc. .............................................................     51,500                 1,670,531
      Schering-Plough Corporation ..............................................     30,500                 1,286,719
      Warner Lambert Company ...................................................     17,500                 1,433,906
                                                                                                       --------------
                                                                                                            4,860,594
   ELECTRIC POWER -- (1.3%)
      AES Corporation (a) ......................................................     13,900                 1,039,025
                                                                                                       --------------
   ELECTRICAL EQUIPMENT -- (1.6%)
      General Electric Company .................................................      8,000                 1,238,000
                                                                                                       --------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   ELECTRONICS -- (2.4%)
      Intel Corporation ........................................................     23,000            $    1,893,188
                                                                                                       --------------
   FINANCIAL SERVICES -- (5.6)
      American Express Company .................................................      4,700                   781,375
      Citigroup, Inc. ..........................................................     27,000                 1,500,187
      Donaldson, Lufkin & Jenrette, Inc. .......................................     14,300                   691,763
      Federal Home Loan Mortgage Corporation ...................................     14,000                   658,875
      Federal National Mortgage Association ....................................     13,000                   811,687
                                                                                                       --------------
                                                                                                            4,443,887
   INSURANCE -- (2.6%)
      American International Group, Inc. .......................................     19,015                 2,055,997
                                                                                                       --------------
   INTERNET -- (3.9%)
      America Online, Inc. (a) .................................................     41,000                 3,092,937
                                                                                                       --------------
   MANUFACTURING -- (0.7%)
      United Technologies Corporation ..........................................      8,500                   552,500
                                                                                                       --------------
   MEDIA -- (2.9%)
      Time Warner, Inc. ........................................................     31,500                 2,281,781
                                                                                                       --------------
   MEDICAL PRODUCTS & SUPPLIES -- (1.2%)
      Medtronic, Inc. ..........................................................     26,000                   947,375
                                                                                                       --------------
   MEDICAL SUPPLIES & SERVICES -- (2.1%)
      Cardinal Health, Inc. ....................................................     12,500                   598,438
      VISX, Inc. (a) ...........................................................     20,500                 1,060,875
                                                                                                       --------------
                                                                                                            1,659,313
   PRINTING & PUBLISHING -- (3.4%)
      Omnicom Group ............................................................     26,500                 2,650,000
                                                                                                       --------------
   RETAIL -- (3.5%)
      Dayton Hudson Corporation ................................................      7,500                   550,781
      Gap, Inc. ................................................................     27,000                 1,242,000
      Safeway, Inc. (a) ........................................................     27,000                   960,188
                                                                                                       --------------
                                                                                                            2,752,969
   RETAIL-SPECIALTY -- (4.1%)
      Bed Bath & Beyond, Inc. (a) ..............................................     11,500                   399,625
      Home Depot, Inc. .........................................................     18,000                 1,234,125
      Staples, Inc. (a) ........................................................     39,000                   809,250
      Tandy Corporation ........................................................     16,300                   801,756
                                                                                                       --------------
                                                                                                            3,244,756

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATION EQUIPMENT -- (8.6%)
      QUALCOMM, Inc. ...........................................................     24,000            $    4,227,000
      Lucent Technologies, Inc. ................................................     18,500                 1,384,031
      Scientific-Atlanta, Inc. .................................................      4,500                   250,312
      Tellabs, Inc. (a) ........................................................     14,500                   930,719
                                                                                                       --------------
                                                                                                            6,792,062
   TELECOMMUNICATIONS -- (1.7%)
      MCI WorldCom, Inc. (a) ...................................................     24,750                 1,313,297
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $39,114,461)                                             90.6%       71,434,259
                                                                                                       --------------

                                                         INTEREST     MATURITY       MATURITY
                                                           RATE         DATE          AMOUNT
                                                           ----         ----          ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (4.8%)
      State Street Bank and Trust Company (b)..........   2.500%    01/03/2000     $ 3,758,783                 3,758,000
                                                                                                          --------------

       TOTAL SHORT TERM INVESTMENT -- (Cost $3,758,000)                                            4.8%        3,758,000
                                                                                                          --------------

TOTAL INVESTMENTS -- (Cost $42,872,461)                                                           95.4%       75,192,259
CASH AND OTHER ASSETS LESS LIABILITIES --                                                          4.6%        3,623,064
                                                                                                 -----    --------------
NET ASSETS --                                                                                    100.0%   $   78,815,323
                                                                                                 =====    ==============


(a)      Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 12/31/99, is fully collateralized by a United States Treasury Note, 4.500%, 09/30/00, with a value of $3,835,000.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (0.4%)
      Northrop Grumman Corporation .............................................      1,500            $       81,094
                                                                                                       --------------
   AIRLINES -- (0.0%)
      US Airways Group, Inc. (a) ...............................................        100                     3,206
                                                                                                       --------------
   ALCOHOL -- (0.7%)
      Anheuser-Busch Companies, Inc. ...........................................      2,300                   163,012
                                                                                                       --------------
   APPAREL -- (0.0%)
      Intimate Brands, Inc. ....................................................        155                     6,684
                                                                                                       --------------
   AUTOMOTIVE -- (1.2%)
      Ford Motor Company .......................................................      4,300                   229,781
      PACCAR, Inc. .............................................................        900                    39,881
                                                                                                       --------------
                                                                                                              269,662
   BANKS -- (6.5%)
      AmSouth Bancorporation ...................................................      4,300                    83,044
      BankAmerica Corporation ..................................................      1,600                    80,300
      Chase Manhattan Corporation ..............................................      3,700                   287,444
      Citigroup, Inc. ..........................................................      6,150                   341,709
      FleetBoston Financial Corporation ........................................      6,600                   229,762
      J.P. Morgan & Company, Inc. ..............................................      1,600                   202,600
      Pacific Century Financial Corporation ....................................        300                     5,606
      PNC Bank Corporation .....................................................      3,000                   133,500
      UnionBanCal Corporation ..................................................      1,800                    70,988
      Wells Fargo & Company ....................................................        500                    20,219
                                                                                                       --------------
                                                                                                            1,455,172
   CHEMICALS & PLASTICS -- (0.5%)
      FMC Corporation (a) ......................................................      1,000                    57,312
      Octel Corporation (a) ....................................................        600                     6,225
      Solutia, Inc. ............................................................      3,300                    50,944
                                                                                                       --------------
                                                                                                              114,481
   COMPUTERS & BUSINESS EQUIPMENT -- (8.5%)
      Apple Computer, Inc. (a) .................................................      1,700                   174,781
      Cisco Systems, Inc. (a) ..................................................      8,300                   889,138
      Dell Computer Corporation (a) ............................................      3,200                   163,200
      EMC Corporation (a) ......................................................      2,400                   262,200
      Gateway 2000, Inc. (a) ...................................................        900                    64,856
      Hewlett-Packard Company ..................................................        500                    56,969
      Sun Microsystems, Inc. (a) ...............................................      3,600                   278,775
                                                                                                       --------------
                                                                                                            1,889,919
   COMPUTER SERVICES -- (1.4%)
      First Data Corporation ...................................................      1,900                    93,694
      Viad Corporation .........................................................      7,600                   211,850
                                                                                                       --------------
                                                                                                              305,544

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   COMPUTER SOFTWARE -- (8.3%)
      Computer Associates International, Inc. ..................................      1,800            $      125,887
      International Business Machines Corporation ..............................      2,500                   270,000
      Microsoft Corporation (a) ................................................      9,800                 1,144,150
      Oracle Corporation (a) ...................................................      2,700                   302,569
      SABRE Group Holdings, Inc., Class A (a) ..................................        100                     5,125
                                                                                                       --------------
                                                                                                            1,847,731
   DRUGS -- (7.1%)
      Allergan, Inc. ...........................................................      1,900                    94,525
      Amgen, Inc. (a) ..........................................................      5,400                   324,338
      Biogen, Inc. (a) .........................................................      2,700                   228,150
      Bristol-Myers Squibb Company .............................................      5,200                   333,775
      Eli Lilly & Company ......................................................        700                    46,550
      Merck & Company, Inc. ....................................................      4,100                   274,956
      Nu Skin Enterprises, Inc. (a) ............................................        400                     3,625
      Pfizer, Inc. .............................................................      5,200                   168,675
      Schering-Plough Corporation ..............................................      1,600                    67,500
      Sigma-Aldrich Corporation ................................................      1,200                    36,075
                                                                                                       --------------
                                                                                                            1,578,169
   ELECTRIC POWER -- (0.4%)
      Cummins Engine, Inc. .....................................................      1,800                    86,963
                                                                                                       --------------
   ELECTRICAL UTILITIES -- (2.0%)
      GPU, Inc. ................................................................      3,300                    98,794
      PECO Energy Company ......................................................      3,100                   107,725
      PP&L Resources, Inc. .....................................................      4,000                    91,500
      Public Service Enterprise Group, Inc. ....................................      3,100                   107,918
      UtiliCorp United, Inc. ...................................................      1,700                    33,044
                                                                                                       --------------
                                                                                                              438,981
   ENERGY RESERVES -- (5.3%)
      Apache Corporation .......................................................      2,700                    99,731
      Burlington Resources, Inc. ...............................................      3,000                    99,188
      Chevron Corporation ......................................................      2,400                   207,900
      Exxon Mobil Corporation (a) ..............................................      6,692                   539,124
      Phillips Petroleum Company ...............................................      2,400                   112,800
      Tosco Corporation ........................................................      4,400                   119,625
                                                                                                       --------------
                                                                                                            1,178,368
   FINANCIAL SERVICES -- (6.1%)
      American Express Company .................................................        100                    16,625
      AMRESCO, Inc. (a) ........................................................        800                     1,125
      Federal National Mortgage Association ....................................      5,200                   324,675
      General Electric Company .................................................      6,000                   928,500
      Meditrust Companies ......................................................        600                     3,300
      The PMI Group, Inc. ......................................................      1,650                    80,541
                                                                                                       --------------
                                                                                                            1,354,766

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   FOOD & BEVERAGES -- (4.2%)
      Coca-Cola Company ........................................................      2,900            $      168,925
      Dean Foods Company .......................................................      4,600                   182,850
      General Mills, Inc. ......................................................      3,800                   135,850
      IBP, Inc. ................................................................      2,600                    46,800
      Interstate Bakeries Corporation ..........................................      2,100                    38,063
      Quaker Oats Company ......................................................      2,300                   150,937
      SUPERVALU, INC. ..........................................................     10,500                   210,000
                                                                                                       --------------
                                                                                                              933,425
   HIGH TECHNOLOGY MANUFACTURING -- (4.2%)
      Johnson Controls, Inc. ...................................................      1,300                    73,938
      Lucent Technologies, Inc. ................................................      5,700                   426,431
      Motorola, Inc. ...........................................................      1,100                   161,975
      Tellabs, Inc. (a) ........................................................      4,100                   263,169
                                                                                                       --------------
                                                                                                              925,513
   HOTELS & RESTAURANTS -- (0.9%)
      Darden Restaurants, Inc. .................................................      2,700                    48,938
      Tricon Global Restaurants, Inc. (a) ......................................      3,800                   146,775
                                                                                                       --------------
                                                                                                              195,713
   HOUSEHOLD PRODUCTS -- (1.1%)
      Fortune Brands, Inc. .....................................................      2,400                    79,350
      Procter & Gamble Company .................................................      1,600                   175,300
                                                                                                       --------------
                                                                                                              254,650
   INSURANCE -- (1.8%)
      American International Group, Inc. .......................................      1,925                   208,141
      Loews Corporation ........................................................      3,200                   194,200
                                                                                                       --------------
                                                                                                              402,341
   INTERNET -- (2.6%)
      America Online, Inc. (a) .................................................      4,800                   362,100
      Yahoo, Inc. (a) ..........................................................        500                   216,344
                                                                                                       --------------
                                                                                                              578,444
   LEISURE & ENTERTAINMENT -- (1.3%)
      Carnival Corporation .....................................................      6,200                   296,437
                                                                                                       --------------
   LIFE INSURANCE -- (0.7%)
      Conseco, Inc. ............................................................      8,200                   146,575
                                                                                                       --------------
   MANUFACTURING -- (0.6%)
      United Technologies Corporation ..........................................      1,500                    97,500
      York International Corporation ...........................................      1,000                    27,438
                                                                                                       --------------
                                                                                                              124,938
   MEDIA -- (1.2%)
      Time Warner, Inc. ........................................................        500                    36,219
      Tribune Company ..........................................................      4,200                   231,262
                                                                                                       --------------
                                                                                                              267,481


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   MEDICAL PROVIDER SERVICES -- (1.0%)
      United HealthCare Corporation ............................................      4,100            $      217,812
                                                                                                       --------------
   MEDICAL SUPPLIES & SERVICES -- (1.4%)
      Johnson & Johnson ........................................................      3,400                   316,625
                                                                                                       --------------
   METALS & MINING -- (0.8%)
      Alcoa, Inc. ..............................................................      2,300                   190,900
                                                                                                       --------------
   OIL REFINING -- (0.5%)
      Coastal Corporation ......................................................      2,900                   102,769
                                                                                                       --------------
   OIL SERVICES -- (0.3%)
      McDermott International, Inc. ............................................      1,700                    15,406
      Tidewater, Inc. ..........................................................      1,300                    46,800
                                                                                                       --------------
                                                                                                               62,206
   PAPER AND FOREST PRODUCTS -- (1.3%)
      Boise Cascade Corporation ................................................      2,800                   113,400
      Georgia-Pacific Group ....................................................      3,000                   152,250
      Louisiana-Pacific Corporation ............................................      2,500                    35,625
                                                                                                       --------------
                                                                                                              301,275
   RAILROADS -- (1.0%)
      Burlington Northern Santa Fe Corporation .................................      4,300                   104,275
      Kansas City Southern Industries, Inc. ....................................      1,700                   126,863
                                                                                                       --------------
                                                                                                              231,138
   RETAIL-APPAREL -- (0.8%)
      TJX Companies, Inc. ......................................................      8,200                   167,588
                                                                                                       --------------
   RETAIL-DIVERSIFIED -- (4.7%)
      Federated Department Stores, Inc. (a) ....................................      4,900                   247,756
      May Department Stores Company ............................................      3,600                   116,100
      Wal-Mart Stores, Inc. ....................................................     10,000                   691,250
                                                                                                       --------------
                                                                                                            1,055,106
   RETAIL-FOODS -- (0.6%)
      Kroger Company (a) .......................................................      6,600                   124,575
                                                                                                       --------------
   RETAIL-SPECIALTY -- (2.2%)
      Best Buy Company, Inc. (a) ...............................................      1,100                    55,206
      Home Depot, Inc. .........................................................      6,300                   431,944
      Pep Boys - Manny, Moe & Jack .............................................        700                     6,387
                                                                                                       --------------
                                                                                                              493,537
   SECURITIES/ASSET MANAGEMENT -- (2.4%)
      Lehman Brothers Holdings, Inc. ...........................................      1,800                   152,437
      Merrill Lynch & Company, Inc. ............................................        800                    66,800
      Morgan Stanley Dean Witter & Company .....................................      1,400                   199,850
      Paine Webber Group, Inc. .................................................      3,100                   120,319
                                                                                                       --------------
                                                                                                              539,406


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   SEMICONDUCTORS -- (5.5%)
      Altera Corporation (a) ...................................................      4,400            $      218,075
      Applied Materials, Inc. (a) ..............................................      2,900                   367,394
      Intel Corporation ........................................................      6,000                   493,875
      Texas Instruments, Inc. ..................................................      1,400                   135,625
                                                                                                       --------------
                                                                                                            1,214,969
   TELECOMMUNICATION EQUIPMENT -- (1.9%)
      Nortel Networks Corporation ..............................................      2,100                   212,100
      QUALCOMM, Inc. ...........................................................      1,200                   211,350
                                                                                                       --------------
                                                                                                              423,450
   TELECOMMUNICATIONS -- (8.2%)
      AT&T Corporation .........................................................      5,350                   271,513
      Bell Atlantic Corporation ................................................      4,600                   283,187
      BellSouth Corporation ....................................................      6,000                   280,875
      GTE Corporation ..........................................................        500                    35,281
      MCI WorldCom, Inc. (a) ...................................................      7,500                   397,969
      SBC Communications, Inc. .................................................      7,511                   366,161
      U.S. West, Inc. ..........................................................      2,700                   194,400
                                                                                                       --------------
                                                                                                            1,829,386
   THRIFTS -- (0.3%)
      Astoria Financial Corporation ............................................        100                     3,044
      Dime Bancorp, Inc. .......................................................        300                     4,537
      Golden West Financial Corporation ........................................      1,700                    56,950
                                                                                                       --------------
                                                                                                               64,531
   TOBACCO -- (0.2%)
      Philip Morris Companies, Inc. ............................................      1,900                    44,056
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $19,325,612)                                           100.1%        22,278,598
                                                                                                       --------------

                                                    INTEREST
                                                      RATE
                                                      ----          ------
MUTUAL FUNDS -- (1.9%)
      Dreyfus Cash Management Plus...............   5.59% (b)       421,495                         421,495
                                                                                             --------------

         TOTAL MUTUAL FUNDS -- (Cost $421,495)                                     1.9%             421,495
                                                                                             --------------

TOTAL INVESTMENTS -- (Cost $19,747,107)                                          102.0%          22,700,093
LIABILITIES LESS CASH AND OTHER ASSETS --                                         (2.0)%           (454,068)
                                                                                 -----       --------------
NET ASSETS --                                                                    100.0%      $   22,246,025
                                                                                 =====       ==============


(a)      Non-income producing security.

(b)      Interest rate shown is the 7 day yield as of December 31, 1999.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           GROWTH AND INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (0.9%)
      Honeywell International, Inc. ............................................      4,500            $      259,594
                                                                                                       --------------

   BANKS -- (8.3%)
      AmSouth Bancorporation ...................................................      8,993                   173,677
      Chase Manhattan Corporation ..............................................      1,800                   139,838
      Comerica, Inc. ...........................................................     14,400                   672,300
      Compass Bancshares, Inc. .................................................      9,700                   216,431
      Golden West Financial Corporation ........................................      6,400                   214,400
      SunTrust Banks, Inc. .....................................................      2,600                   178,913
      UnionBanCal Corporation ..................................................      5,000                   197,187
      Wachovia Corporation .....................................................      4,800                   326,400
      Wells Fargo & Company ....................................................      3,300                   133,444
                                                                                                       --------------
                                                                                                            2,252,590
   BUILDING & BUILDING MATERIAL -- (1.3%)
      USG Corporation ..........................................................      7,750                   365,219
                                                                                                       --------------

   BUSINESS SERVICES -- (0.6%)
      Reynolds & Reynolds Company, Class A .....................................      7,200                   162,000
                                                                                                       --------------

   CAPITAL EQUIPMENT -- (7.8%)
      American Standard Companies, Inc. (a) ....................................      9,200                   422,050
      Caterpillar, Inc. ........................................................      4,200                   197,663
      Emerson Electric Company .................................................      2,600                   149,175
      Ingersoll-Rand Company ...................................................      9,600                   528,600
      ITT Industries, Inc. .....................................................      6,800                   227,375
      Navistar International Corporation (a) ...................................      6,900                   326,887
      Parker-Hannifin Corporation ..............................................      5,300                   271,956
                                                                                                       --------------
                                                                                                            2,123,706
   CHEMICALS -- (0.8%)
      Ferro Corporation ........................................................      9,600                   211,200
                                                                                                       --------------

   COMPUTERS & BUSINESS EQUIPMENT -- (1.3%)
      Hewlett-Packard Company ..................................................      3,100                   353,206
                                                                                                       --------------

   COMPUTER SOFTWARE -- (2.7%)
      Unisys Corporation (a) ...................................................     23,400                   747,338
                                                                                                       --------------

   CONGLOMERATES -- (1.1%)
      Harsco Corporation .......................................................      9,300                   295,275
                                                                                                       --------------

   CONSUMER DURABLES -- (2.7%)
      Ford Motor Company .......................................................     10,800                   577,125
      Meritor Automotive, Inc. .................................................      8,200                   158,875
                                                                                                       --------------
                                                                                                              736,000
   CONSUMER NON-DURABLES -- (0.6%)
      Borg-Warner Automotive, Inc. .............................................      3,800                   153,900
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           GROWTH AND INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   DIVERSIFIED MANUFACTURING -- (0.9%)
      Tyco International Ltd. ..................................................      6,500            $      252,688
                                                                                                       --------------
   ELECTRIC UTILITIES -- (1.6%)
      Allegheny Energy, Inc. ...................................................      6,700                   180,481
      American Electric Power Company, Inc. ....................................      3,300                   106,013
      Illinova Corporation .....................................................      4,600                   159,850
                                                                                                       --------------
                                                                                                              446,344
   FINANCIAL SERVICES -- (12.3%)
      American General Corporation .............................................      3,800                   288,325
      Associates First Capital Corporation, Class A ............................     11,800                   323,762
      Countrywide Credit Industries, Inc. ......................................      9,500                   239,875
      Federal National Mortgage Association ....................................      5,200                   324,675
      Household International, Inc. ............................................      7,300                   271,925
      Labranche & Company, Inc. (a) ............................................      7,400                    94,350
      Lehman Brothers Holdings, Inc. ...........................................      7,300                   618,219
      MBIA, Inc. ...............................................................      3,400                   179,562
      MGIC Investment Corporation ..............................................      4,100                   246,769
      Terra Nova (Bermuda) Holdings, Ltd., Class A .............................      9,800                   294,000
      The PMI Group, Inc. ......................................................      5,700                   278,231
      XL Capital Ltd. ..........................................................      3,300                   171,188
                                                                                                       --------------
                                                                                                            3,330,881
   FOOD & BEVERAGES -- (4.0%)
      Anheuser-Busch Companies, Inc. ...........................................      1,300                    92,137
      General Mills, Inc. ......................................................     11,200                   400,400
      Hershey Foods Corporation ................................................      3,500                   166,250
      Keebler Foods Company (a) ................................................     15,200                   427,500
                                                                                                       --------------
                                                                                                            1,086,287
   HEALTH CARE -- (3.2%)
      Baxter International, Inc. ...............................................      4,400                   276,375
      Becton, Dickinson & Company ..............................................     11,600                   310,300
      Trigon Healthcare, Inc. (a) ..............................................      9,150                   269,925
                                                                                                       --------------
                                                                                                              856,600
   INDUSTRIAL MANUFACTURING & PROCESSING -- (3.3%)
      Eaton Corporation ........................................................      2,800                   203,350
      Johnson Controls, Inc. ...................................................      3,500                   199,063
      Minnesota Mining & Manufacturing Company .................................      5,100                   499,162
                                                                                                       --------------
                                                                                                              901,575
   METALS & MINING -- (2.0%)
      Alcoa, Inc. ..............................................................      6,448                   535,184
                                                                                                       --------------
   OFFICE EQUIPMENT -- (0.7%)
      Pitney Bowes, Inc. .......................................................      3,800                   183,588
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           GROWTH AND INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   OIL & GAS -- (11.9%)
      Amerada Hess Corporation .................................................      6,800            $      385,900
      BP Amoco Plc ADR .........................................................     15,404                   913,650
      Devon Energy Corporation .................................................      7,800                   256,425
      Exxon Mobil Corporation ..................................................      8,900                   717,006
      Royal Dutch Petroleum Company ADR ........................................      5,600                   338,450
      Total S.A. ADR ...........................................................      6,700                   463,975
      Union Pacific Resources Group, Inc. ......................................     11,700                   149,175
                                                                                                       --------------
                                                                                                            3,224,581
   OIL SERVICES -- (1.7%)
      Pride International, Inc. (a) ............................................     11,900                   174,038
      R & B Falcon Corporation (a) .............................................     21,200                   280,900
                                                                                                       --------------
                                                                                                              454,938
   PHARMACEUTICALS -- (3.8%)
      American Home Products Corporation .......................................      4,200                   165,637
      Aventis S.A. ADR..........................................................      4,750                   270,156
      Eli Lilly & Company ......................................................      6,200                   412,300
      Pharmacia & Upjohn, Inc. .................................................      3,800                   171,000
                                                                                                       --------------
                                                                                                            1,019,093
   PRINTING & PUBLISHING -- (1.3%)
      The New York Times Company ...............................................      7,000                   343,875
                                                                                                       --------------
   RETAIL -- (8.5%)
      Federated Department Stores, Inc. (a) ....................................      7,650                   386,803
      Gap, Inc. ................................................................      2,300                   105,800
      May Department Stores Company ............................................     15,300                   493,425
      Payless Shoesource, Inc. (a) .............................................      2,285                   107,395
      Ross Stores, Inc. ........................................................     21,200                   380,275
      Safeway, Inc. (a) ........................................................      6,200                   220,487
      TJX Companies, Inc. ......................................................     16,100                   329,044
      Toys "R" Us, Inc. (a) ....................................................     20,400                   291,975
                                                                                                       --------------
                                                                                                            2,315,204
   TELECOMMUNICATIONS -- (6.5%)
      AT&T Corporation .........................................................      7,700                   390,775
      Bell Atlantic Corporation ................................................     10,980                   675,956
      SBC Communications, Inc. .................................................     14,112                   687,960
                                                                                                       --------------
                                                                                                            1,754,691
   TRANSPORTATION -- (0.4%)
      Burlington Northern Santa Fe Corporation .................................      4,900                   118,825
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $23,087,767)                                             90.2%       24,484,382
                                                                                                       --------------

CONVERTIBLE PREFERRED STOCKS
   REAL ESTATE -- (0.5%)
      Equity Residential Properties Trust, Series G, 7.250%.....................      6,400                   126,400
                                                                                                       --------------

         TOTAL CONVERTIBLE PREFERRED STOCKS -- (Cost $161,308)                                  0.5%          126,400
                                                                                                       --------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           GROWTH AND INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-


                                                            INTEREST     MATURITY       MATURITY
                                                              RATE         DATE          AMOUNT                   VALUE
                                                              ----         ----          ------                   -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (9.5%)
      State Street Bank and Trust Company (b)....            2.750%    01/03/2000     $ 2,578,591             $    2,578,000
                                                                                                              --------------

          TOTAL SHORT TERM INVESTMENT -- (Cost $2,578,000)                                            9.5%         2,578,000
                                                                                                              --------------

TOTAL INVESTMENTS -- (Cost $25,827,075)                                                             100.2%        27,188,782
LIABILITIES LESS CASH AND OTHER ASSETS --                                                            (0.2)%          (56,353)
                                                                                                    -----     --------------
NET ASSETS --                                                                                       100.0%    $   27,132,429
                                                                                                    =====     ==============


(a)      Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 12/31/99, is fully collateralized by a United States Treasury Bond, 8.875%, 12/15/19, with a value of $2,633,881.

ADR American Depository Receipts

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                   VALUE
             ------------------                                                     ------                   -----
COMMON STOCKS
   BANKS -- (3.1%)
      Chase Manhattan Corporation ..............................................     10,200            $      792,412
      Fifth Third Bancorp ......................................................      6,760                   496,015
      Zions Bancorporation .....................................................      4,300                   254,506
                                                                                                       --------------
                                                                                                            1,542,933
   BROADCASTING -- (3.5%)
      CBS Corporation (a) ......................................................      9,000                   575,438
      Clear Channel Communications (a) .........................................      7,900                   705,075
      Viacom, Inc. (a) .........................................................      8,300                   501,631
                                                                                                       --------------
                                                                                                            1,782,144
   COMPUTERS & BUSINESS EQUIPMENT -- (3.5%)
      Dell Computer Corporation (a) ............................................     23,900                 1,218,900
      International Business Machines Corporation ..............................      5,000                   540,000
                                                                                                       --------------
                                                                                                            1,758,900
   COMPUTER RELATED -- (12.2%)
      Cisco Systems, Inc. (a) ..................................................     21,100                 2,260,337
      EMC Corporation (a) ......................................................     19,700                 2,152,225
      Sun Microsystems, Inc. (a) ...............................................     22,400                 1,734,600
                                                                                                       --------------
                                                                                                            6,147,162
   COMPUTER SOFTWARE -- (6.6%)
      Adobe Systems, Inc. ......................................................      7,900                   531,275
      BMC Software, Inc. (a) ...................................................     12,000                   959,250
      Microsoft Corporation (a) ................................................     15,920                 1,858,660
                                                                                                       --------------
                                                                                                            3,349,185
   DIVERSIFIED MANUFACTURING -- (3.2%)
      Honeywell International, Inc. ............................................     13,000                   749,938
      Tyco International Ltd. ..................................................     22,800                   886,350
                                                                                                       --------------
                                                                                                            1,636,288
   DIVERSIFIED RETAIL -- (3.8%)
      Costco Companies, Inc. (a) ...............................................      2,700                   246,375
      Wal-Mart Stores, Inc. ....................................................     24,000                 1,659,000
                                                                                                       --------------
                                                                                                            1,905,375
   DRUGS -- (5.8%)
      Merck & Company, Inc. ....................................................      4,400                   295,075
      Pfizer, Inc. .............................................................     31,260                 1,013,996
      Schering-Plough Corporation ..............................................     17,400                   734,063
      Warner Lambert Company ...................................................     10,600                   868,537
                                                                                                       --------------
                                                                                                            2,911,671
   ELECTRIC POWER -- (1.4%)
      AES Corporation (a) ......................................................      9,500                   710,125
                                                                                                       --------------
   ELECTRICAL EQUIPMENT -- (1.3%)
      General Electric Company .................................................      4,200                   649,950
                                                                                                       --------------


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                   VALUE
             ------------------                                                     ------                   -----
COMMON STOCKS -- (CONTINUED)
   ELECTRONICS -- (1.9%)
      Intel Corporation ........................................................     12,000            $      987,750
                                                                                                       --------------

   FINANCIAL SERVICES -- (5.4%)
      American Express Company .................................................      2,600                   432,250
      Citigroup, Inc. ..........................................................     16,620                   923,449
      Donaldson, Lufkin & Jenrette, Inc. .......................................      9,900                   478,912
      Federal Home Loan Mortgage Corporation ...................................      8,850                   416,503
      Federal National Mortgage Association ....................................      7,400                   462,038
                                                                                                       --------------
                                                                                                            2,713,152
   INSURANCE -- (2.2%)
      American International Group, Inc. .......................................     10,441                 1,128,933
                                                                                                       --------------

   INTERNET -- (3.7%)
      America Online, Inc. (a) .................................................     24,600                 1,855,762
                                                                                                       --------------

   MANUFACTURING -- (0.7%)
      United Technologies Corporation ..........................................      5,600                   364,000
                                                                                                       --------------

   MEDIA -- (2.4%)
      Time Warner, Inc. ........................................................     16,500                 1,195,219
                                                                                                       --------------

   MEDICAL PRODUCTS & SUPPLIES -- (1.0%)
      Medtronic, Inc. ..........................................................     14,600                   531,988
                                                                                                       --------------

   MEDICAL SUPPLIES & SERVICES -- (2.3%)
      Cardinal Health, Inc. ....................................................      8,115                   388,506
      VISX, Inc. (a) ...........................................................     14,500                   750,375
                                                                                                       --------------
                                                                                                            1,138,881
   PRINTING & PUBLISHING -- (3.1%)
      Omnicom Group ............................................................     15,500                 1,550,000
                                                                                                       --------------

   RETAIL -- (3.6%)
      Dayton Hudson Corporation ................................................      5,000                   367,188
      Gap, Inc. ................................................................     16,575                   762,450
      Safeway, Inc. (a) ........................................................     19,000                   675,687
                                                                                                       --------------
                                                                                                            1,805,325
   RETAIL-SPECIALTY -- (4.0%)
      Bed Bath & Beyond, Inc. (a) ..............................................      5,900                   205,025
      Home Depot, Inc. .........................................................     10,800                   740,475
      Staples, Inc. (a) ........................................................     25,000                   518,750
      Tandy Corporation ........................................................     11,100                   545,981
                                                                                                       --------------
                                                                                                            2,010,231

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                   VALUE
             ------------------                                                     ------                   -----
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATION EQUIPMENT -- (7.2%)
      QUALCOMM, Inc. ...........................................................     12,000            $    2,113,500
      Lucent Technologies, Inc. ................................................     11,000                   822,938
      Scientific-Atlanta, Inc. .................................................      2,400                   133,500
      Tellabs, Inc. (a) ........................................................      8,700                   558,431
                                                                                                       --------------
                                                                                                            3,628,369
   TELECOMMUNICATIONS -- (1.4%)
      MCI WorldCom, Inc. (a) ...................................................     13,500                   716,344
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $23,802,825)                                             83.3%       42,019,687
                                                                                                       --------------

                                                   INTEREST     MATURITY          PRINCIPAL
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
GOVERNMENT AND AGENCY SECURITIES
   FEDERAL AGENCIES -- (9.5%)
      Federal Home Loan Bank ....................   4.875%    01/22/2002        $ 2,000,000                 1,935,000
      Federal National Mortgage Association......   5.750%    06/15/2005          1,500,000                 1,425,930
                                                    6.000%    05/15/2008          1,000,000                   936,250
                                                    6.625%    09/15/2009            500,000                   485,625
                                                                                                       --------------
                                                                                                            4,782,805
   U.S. GOVERNMENT SECURITIES -- (3.1%)
      United States Treasury Bond ...............   7.250%    08/15/2022          1,000,000                 1,054,220
      United States Treasury Note ...............   6.500%    05/31/2001            500,000                   502,030
                                                                                                       --------------
                                                                                                            1,556,250

         TOTAL GOVERNMENT AND AGENCY SECURITIES -- (Cost $6,580,997)                           12.6%        6,339,055
                                                                                                       --------------

CORPORATE BOND
   INDUSTRIALS -- (0.5%)
      BP America, Inc. ..........................   8.500%    04/15/2001            250,000                   253,420
                                                                                                       --------------

         TOTAL CORPORATE BOND -- (Cost $250,682)                                                0.5%          253,420
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $30,634,504)                                                        96.4%       48,612,162
CASH AND OTHER ASSETS LESS LIABILITIES --                                                       3.6%        1,794,096
                                                                                              -----    --------------
NET ASSETS --                                                                                 100.0%   $   50,406,258
                                                                                              =====    ==============




(a)      Non-income producing security.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999

               NAME OF ISSUER                        INTEREST    MATURITY         PRINCIPAL
             AND TITLE OF ISSUE                        RATE        DATE             AMOUNT               VALUE
             ------------------                        ----        ----             ------               -----
CORPORATE BONDS
   AUTOMOTIVE -- (1.8%)
      Aftermarket Technology Company ............    12.000%    08/01/2004      $      56,000      $       56,420
      American Axle & Manufacturing, Inc. .......     9.750%    03/01/2009            100,000             101,250
      J L French Automotive Casting (b)..........    11.500%    06/01/2009             50,000              51,375
      Transportation Manufacturing Operations ...    11.250%    05/01/2009             75,000              77,250
                                                                                                   --------------
                                                                                                          286,295
   BANKS -- (1.2%)
      GS Escrow Corporation .....................     7.125%    08/01/2005            200,000             181,538
                                                                                                   --------------

   BROADCAST RADIO & TELEVISION -- (4.9%)
      Acme Television LLC (a)....................    10.875%    09/30/2004            100,000              90,500
      AMFM, Inc. ................................    12.625%    10/31/2006             63,700              76,599
      Big City Radio, Inc (a)....................    11.250%    03/15/2005            100,000              65,000
      Capstar Radio Broadcasting Partners,
         Inc. ...................................     9.250%    07/01/2007             50,000              51,750
      Chancellor Media Corporation ..............    10.500%    01/15/2007            100,000             109,500
                                                      9.000%    10/01/2008             75,000              78,375
      Fox/Liberty Networks LLC (a)...............     9.750%    08/15/2007            300,000             243,000
      Orion Network Systems, Inc. ...............    11.250%    01/15/2007             50,000              37,750
                                                                                                   --------------
                                                                                                          752,474
   BUILDING & DEVELOPMENT -- (0.6%)
      American Builders & Contractors
         Supply Company .........................    10.625%    05/15/2007             50,000              46,250
      Formica Corporation .......................    10.875%    03/01/2009             50,000              46,000
                                                                                                   --------------
                                                                                                           92,250
   BUSINESS EQUIPMENT & SERVICES -- (2.8%)
      Buhrmann US, Inc (b).......................    12.250%    11/01/2009             50,000              52,250
      Dialog Corporation ........................    11.000%    11/15/2007            125,000              60,625
      Electronic Retailing Systems
         International, Inc (a)..................    13.250%    02/01/2004             50,000              11,250
      Fisher Scientific International, Inc. .....     9.000%    02/01/2008            200,000             192,500
      U.S. Office Products Company ..............     9.750%    06/15/2008            125,000              65,625
      United Stationers Supply Company ..........    12.750%    05/01/2005             50,000              54,125
                                                                                                   --------------
                                                                                                          436,375
   CABLE TELEVISION -- (12.4%)
      CSC Holdings, Inc. ........................     9.250%    11/01/2005             25,000              25,687
                                                      7.875%    12/15/2007            100,000              98,655
                                                      9.875%    02/15/2013            150,000             158,625
      Diamond Cable Communications Plc ..........     9.125%    02/01/2008            125,000             124,375
      Diva Systems Corporation (a)...............    12.625%    03/01/2008             50,000              19,250
      Echostar DBS Corporation ..................     9.375%    02/01/2009            200,000             202,500
      International CableTel, Inc (a)............    12.750%    04/15/2005            125,000             125,938
                                              (a)    11.500%    02/01/2006            125,000             115,000
      Lenfest Communications, Inc. ..............     8.250%    02/15/2008            150,000             150,750
      NTL Communications Corporation (a).........    12.375%    10/01/2008            100,000             109,000


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                     VALUE
             ------------------                      ----        ----             ------                     -----
CORPORATE BONDS -- (CONTINUED)
   CABLE TELEVISION -- (CONTINUED)
      Pegasus Communications Corporation ........   9.750%    12/01/2006      $      50,000            $       51,125
      Pegasus Media & Communications, Inc. ......  12.500%    07/01/2005             50,000                    54,250
      RCN Corporation (a)........................  11.125%    10/15/2007             75,000                    53,625
      TeleWest Communications Plc (a)............  11.000%    10/01/2007            250,000                   235,000
                                                   11.250%    11/01/2008             50,000                    54,875
      UIH Australia/Pacific, Inc. (a)............  14.000%    05/15/2006            125,000                   106,250
      United International Holdings, Inc (a).....  10.750%    02/15/2008            275,000                   177,375
      United Pan Europe Commerce (a).............  13.375%    11/01/2009            100,000                    57,500
                                                                                                       --------------
                                                                                                            1,919,780
   CHEMICALS & PLASTICS -- (4.6%)
      General Chemical Industrial Products,
         Inc. ...................................  10.625%    05/01/2009             50,000                    49,750
      Georgia Gulf Corporation (b)...............  10.375%    11/01/2007             50,000                    52,438
      Huntsman Corporation (b)...................   9.500%    07/01/2007            100,000                    95,500
      Huntsman ICI Chemicals, Inc (b)............  10.125%    07/01/2009             50,000                    51,500
      Lyondell Chemical Company .................  10.875%    05/01/2009            175,000                   185,500
      Polymer Group, Inc. .......................   9.000%    07/01/2007            175,000                   170,625
      Sterling Chemicals Holdings, Inc. .........  11.750%    08/15/2006             50,000                    37,750
                                                   13.500%    08/15/2008             75,000                    22,125
      Texas Petrochemicals Corporation ..........  11.125%    07/01/2006             50,000                    43,750
                                                                                                       --------------
                                                                                                              708,938
   CLOTHING & TEXTILES -- (1.3%)
      Collins & Aikman Floorcoverings, Inc. .....  10.000%    01/15/2007             75,000                    73,875
      GFSI, Inc. ................................   9.625%    03/01/2007             50,000                    31,250
      Glenoit Corporation .......................  11.000%    04/15/2007            100,000                    25,500
      Pillowtex Corporation .....................  10.000%    11/15/2006            100,000                    46,500
                                                    9.000%    12/15/2007             50,000                    21,750
                                                                                                       --------------
                                                                                                              198,875
   CONGLOMERATES -- (0.7%)
      Eagle Picher Industries, Inc. .............   9.375%    03/01/2008            125,000                   110,000
                                                                                                       --------------

   CONSUMER PRODUCTS -- (3.2%)
      Albecca, Inc. .............................  10.750%    08/15/2008            100,000                    68,500
      Amscan Holdings, Inc. .....................   9.875%    12/15/2007            100,000                    85,000
      Chattem, Inc. .............................   8.875%    04/01/2008             75,000                    70,500
      Revlon Corporation ........................   8.625%    02/01/2008            200,000                   103,000
      Sealy Mattress Company ....................   9.875%    12/15/2007             50,000                    49,750
      True Temper Sports, Inc. ..................  10.875%    12/01/2008             50,000                    48,000
      Volume Services America, Inc. .............  11.250%    03/01/2009             75,000                    74,250
                                                                                                       --------------
                                                                                                              499,000
   CONTAINER & GLASS PRODUCTS -- (0.3%)
      Russell-Stanley Holding, Inc. .............  10.875%    02/15/2009             50,000                    43,750
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                     VALUE
             ------------------                      ----        ----             ------                     -----
CORPORATE BONDS -- (CONTINUED)
   ECOLOGICAL SERVICES & EQUIPMENT -- (2.3%)
      Allied Waste North America, Inc (b)........  10.000%    08/01/2009      $     400,000             $     358,000
                                                                                                        -------------

   ELECTRONICS -- (1.4%)
      Fairchild Semiconductor Corporation. (b)...  10.375%    10/01/2007             50,000                    51,250
      Telecommunications Techniques
         Company ................................   9.750%    05/15/2008            175,000                   160,125
                                                                                                       --------------
                                                                                                              211,375
   FOOD PRODUCTS -- (2.9%)
      Agrilink Foods, Inc. ......................  11.875%    11/01/2008            100,000                   101,000
      Eagle Family Foods, Inc. ..................   8.750%    01/15/2008            150,000                   114,750
      International Home Foods, Inc. ............  10.375%    11/01/2006            150,000                   156,375
      Triarc Consumer Products Group (b).........  10.250%    02/15/2009             75,000                    72,188
                                                                                                       --------------
                                                                                                              444,313
   FOOD SERVICES -- (1.5%)
      Ameriserve Food Distribution, Inc. (e) ....  10.125%    07/15/2007            250,000                    86,250
      Carrols Corporation .......................   9.500%    12/01/2008            100,000                    91,500
      Dominos, Inc. .............................  10.375%    01/15/2009             50,000                    48,375
                                                                                                       --------------
                                                                                                              226,125
   FOREST PRODUCTS -- (0.8%)
      Packaging Corporation of America ..........   9.625%    04/01/2009             50,000                    51,500
      Stone Container Corporation ...............  12.580%    08/01/2016             75,000                    80,250
                                                                                                       --------------
                                                                                                              131,750
   HEALTH CARE -- (4.9%)
      Conmed Corporation ........................   9.000%    03/15/2008            100,000                    94,000
      Dade International, Inc. ..................  11.125%    05/01/2006            150,000                   147,750
      Genesis Health Ventures, Inc. .............   9.250%    10/01/2006            100,000                    41,500
      Hanger Orthopedic Group ...................  11.250%    06/15/2009             50,000                    51,625
      Hudson Respiratory Care, Inc. .............   9.125%    04/15/2008            100,000                    80,500
      Kinetic Concepts, Inc. ....................   9.625%    11/01/2007             50,000                    37,250
      Tenet Healthcare Corporation ..............   8.000%    01/15/2005            225,000                   217,687
                                                    8.625%    01/15/2007            100,000                    96,750
                                                                                                       --------------
                                                                                                              767,062
   HOTELS, MOTELS, INNS & CASINOS -- (1.8%)
      Courtyard by Marriott II LP ...............  10.750%    02/01/2008             50,000                    49,375
      Florida Panthers Holdings, Inc. ...........   9.875%    04/15/2009             75,000                    73,125
      HMH Properties, Inc. ......................   7.875%    08/01/2005            100,000                    94,750
                                                    8.450%    12/01/2008             75,000                    70,125
                                                                                                       --------------
                                                                                                              287,375

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                     VALUE
             ------------------                      ----        ----             ------                     -----
CORPORATE BONDS -- (CONTINUED)
   INDUSTRIAL PRODUCTS & EQUIPMENT -- (5.7%)
      Amphenol Corporation ......................   9.875%    05/15/2007      $     100,000            $      104,500
      Cabot Safety Acquisition Corporation ......  12.500%    07/15/2005            100,000                   102,500
      Continental Global Group, Inc. ............  11.000%    04/01/2007            100,000                    52,500
      Euramax International Plc .................  11.250%    10/01/2006             75,000                    77,250
      International Utility Structures, Inc. ....  10.750%    02/01/2008             50,000                    41,250
      ISG Resources, Inc. .......................  10.000%    04/15/2008            100,000                    85,500
      Johnstown America Industries, Inc. ........  11.750%    08/15/2005             75,000                    76,687
      MMI Products, Inc. ........................  11.250%    04/15/2007            100,000                   103,500
      Neenah Corporation ........................  11.125%    05/01/2007            100,000                    93,000
      Wesco Distribution, Inc. ..................   9.125%    06/01/2008            150,000                   141,750
                                                                                                       --------------
                                                                                                              878,437
   LEISURE & ENTERTAINMENT -- (2.1%)
      Premier Parks, Inc (a).....................  10.000%    04/01/2008            250,000                   173,750
      Regal Cinemas, Inc. .......................   9.500%    06/01/2008            200,000                   156,000
                                                                                                       --------------
                                                                                                              329,750
   MACHINERY & EQUIPMENT -- (1.9%)
      Alvey Systems, Inc. .......................  11.375%    01/31/2003             52,000                    54,340
      Clark Material Handling Corporation .......  10.750%    11/15/2006             75,000                    23,625
      Fairchild Corporation .....................  10.750%    04/15/2009             50,000                    42,750
      National Equipment Services, Inc. .........  10.000%    11/30/2004             50,000                    50,375
      United Rentals, Inc. ......................   9.250%    01/15/2009            125,000                   120,313
                                                                                                       --------------
                                                                                                              291,403
   METALS & MINING -- (0.8%)
      AEI Holding Company (b)....................  10.500%    12/15/2005             75,000                    56,625
      AEI Resources, Inc. (b)....................  11.500%    12/15/2006            100,000                    65,500
                                                                                                       --------------
                                                                                                              122,125
   OIL & GAS -- (1.1%)
      Continental Resources, Inc. ...............  10.250%    08/01/2008            100,000                    88,500
      R&B Falcon Corporation ....................  12.250%    03/15/2006             75,000                    83,250
                                                                                                       --------------
                                                                                                              171,750
   RETAILERS -- (0.3%)
      Leslie's Poolmart, Inc. ...................  10.375%    07/15/2004             50,000                    42,750
                                                                                                       --------------

   SERVICES -- (1.3%)
      Coinmach Corporation ......................  11.750%    11/15/2005             50,000                    51,750
      Sitel Corporation .........................   9.250%    03/15/2006            100,000                    94,625
      URS Corporation (b)........................  12.250%    05/01/2009             50,000                    52,625
                                                                                                       --------------
                                                                                                              199,000
   STEEL -- (0.8%)
      Metals USA, Inc. ..........................   8.625%    02/15/2008             75,000                    70,875
      RTI Capital Corporation ...................  13.750%    07/15/2009             75,000                    49,875
                                                                                                       --------------
                                                                                                              120,750

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                     VALUE
             ------------------                      ----        ----             ------                     -----
CORPORATE BONDS -- (CONTINUED)
   SURFACE TRANSPORTATION -- (3.2%)
      Allied Holdings, Inc ......................   8.625%    10/01/2007      $      50,000            $       44,500
      Gearbulk Holdings Ltd. ....................  11.250%    12/01/2004            150,000                   154,875
      Railworks Corporation .....................  11.500%    04/15/2009             50,000                    50,875
      Stena AB ..................................  10.500%    12/15/2005            175,000                   161,000
      StenaLine AB ..............................  10.625%    06/01/2008             50,000                    30,250
      The Holt Group, Inc. ......................   9.750%    01/15/2006             75,000                    49,125
                                                                                                       --------------
                                                                                                              490,625
   TELECOMMUNICATIONS & CELLULAR -- (23.4%)
      American Cellular Corporation .............  10.500%    05/15/2008            125,000                   138,437
      Call-Net Enterprises, Inc. (a) ............   9.270%    08/15/2007            225,000                   125,437
                                              (a)   8.940%    08/15/2008            100,000                    49,750
      Centennial Cellular .......................  10.750%    12/15/2008             75,000                    80,813
      Global Crossing Holdings Ltd. (b)..........   9.500%    11/15/2009            150,000                   149,062
      Hermes Europe Railtel B.V. ................  11.500%    08/15/2007            200,000                   206,500
      Intermedia Communications of
         Florida, Inc. (a).......................  12.500%    05/15/2006            200,000                   176,000
                                              (a)  11.250%    07/15/2007            125,000                    93,125
      Level 3 Communications, Inc. ..............   9.125%    05/01/2008            200,000                   190,250
                                              (a)  10.500%    12/01/2008            200,000                   122,500
      McLeodUSA, Inc. (a)........................  10.500%    03/01/2007            150,000                   123,750
                                                    9.250%    07/15/2007             50,000                    50,250
                                                    8.375%    03/15/2008             50,000                    47,250
                                                    9.500%    11/01/2008             50,000                    50,625
      Metromedia Fiber Network, Inc. ............  10.000%    12/15/2009             50,000                    51,250
      Millicom International Cellular S.A. (a)...  13.500%    06/01/2006            200,000                   166,000
      NEXTEL Communications, Inc. (a)............  10.650%    09/15/2007            200,000                   152,000
                                              (b)   9.375%    11/15/2009            150,000                   148,125
      NEXTEL International, Inc. (a).............  12.125%    04/15/2008             75,000                    44,596
      Nextlink Communications, Inc. .............   9.000%    03/15/2008             75,000                    71,812
                                                    1.000%    06/01/2009            225,000                   139,500
      PSInet, Inc. (a)...........................  12.250%    02/15/2005            100,000                    99,500
                                                   11.500%    11/01/2008             50,000                    52,500
      Qwest Communications
         International, Inc. (a).................   9.470%    10/15/2007            175,000                   141,750
      Telesystem International Wireless, Inc. (a)  13.250%    06/30/2007            200,000                   129,000
                                              (a)  10.500%    11/01/2007             50,000                    27,750
      Teligent, Inc. ............................  11.500%    12/01/2007            150,000                   147,750
      Triton PCS, Inc. (a).......................  11.000%    05/01/2008            175,000                   125,125
      United States Xchange LLC .................  15.000%    07/01/2008             50,000                    48,125
      US Unwired, Inc. (a)(b)....................  13.375%    11/01/2009             50,000                    29,250
      USA Mobile Communications, Inc. ...........   9.500%    02/01/2004             50,000                    40,750
      Verio, Inc. ...............................  11.250%    12/01/2008             50,000                    52,750

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                     VALUE
             ------------------                      ----        ----             ------                     -----
CORPORATE BONDS -- (CONTINUED)
   TELECOMMUNICATIONS & CELLULAR -- (CONTINUED)
      Viatel, Inc. (a)...........................  12.500%    04/15/2008      $      50,000            $       31,750
                                                   11.250%    04/15/2008             75,000                    75,750
      Voicestream Wireless Corporation (a)(b)....  11.875%    11/15/2009            175,000                   106,313
      Williams Communications Group, Inc. .......  10.875%    10/01/2009             75,000                    78,469
      Winstar Communications, Inc. ..............  11.000%    03/15/2008             50,000                    51,250
                                                                                                       --------------
                                                                                                            3,614,814

      TOTAL CORPORATE BONDS -- (Cost $14,833,035)                                              90.0%       13,916,679
                                                                                                       --------------

                                                                                    SHARES
                                                                                    ------
PREFERRED STOCKS
   BANKS -- (0.1%)
      California Federal Preferred Capital Corporation, 9.125% .................      1,000                    22,562
                                                                                                       --------------

   BROADCAST RADIO & TELEVISION -- (1.9%)
      Benedek Communications Corporation, 11.50% (c) ...........................         75                    60,375
      Capstar Broadcasting Partners, Inc., PIK, 12.00% .........................        631                    73,985
      Cumulus Media, Inc., Sr., 13.75% .........................................         39                    44,219
      Sinclair Broadcast Group, Inc., 11.625% ..................................      1,050                   107,100
                                                                                                       --------------
                                                                                                              285,679
   CABLE TELEVISION -- (1.2%)
      Pegasus Communications Corporation, PIK, Series A, 12.75% ................        173                   191,597
                                                                                                       --------------

   FOOD SERVICES -- (0.0%)
      Nebco Evans Holding Company, PIK, 11.25% .................................        299                     1,645
                                                                                                       --------------

   INDUSTRIAL PRODUCTS & EQUIPMENT - (0.5%)
      Fairfield Manufacturing Company, Inc., Exch., 11.25% .....................         75                    74,625
                                                                                                       --------------

   OIL & GAS -- (0.4%)
      R&B Falcon Corporation, Sr., 13.87% ......................................         54                    56,932
                                                                                                       --------------

   PRINTING & PUBLISHING -- (1.6%)
      Primedia, Inc., Series D, 10.00% .........................................        750                    74,063
      Primedia, Inc., Series E, 9.20% ..........................................      1,850                   173,437
                                                                                                       --------------
                                                                                                              247,500
   TELECOMMUNICATIONS & CELLULAR -- (0.6%)
      NEXTEL Communications, Inc., 13.00% ......................................         59                    64,015
      NEXTEL Communications, Inc., PIK, 11.125% ................................         26                    26,113
                                                                                                       --------------
                                                                                                               90,128

         TOTAL PREFERRED STOCKS -- (Cost $895,944)                                              6.3%          970,668
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                   SHARES                     VALUE
             ------------------                                                   ------                     -----
COMMON STOCKS
   CABLE TELEVISION -- (0.0%)
      CS Wireless Systems, Inc.(b)(c) ..........................................         13            $            0
                                                                                                       --------------

   PRINTING & PUBLISHING -- (0.3%)
      Affiliated Newspaper Investments, Inc. (c) ...............................        250                    40,000
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $99)                                                      0.3%           40,000
                                                                                                       --------------

WARRANTS
   BUSINESS EQUIPMENT & SERVICES -- (0.0%)
      Electronic Retailing Systems International, Inc. (b)(c) ..................         50                        50
                                                                                                       --------------

   CABLE TELEVISION -- (0.0%)
      Australis Holdings Property Ltd.(b) (c) ..................................         50                         0
      Diva Systems Corporation (c) .............................................        150                         0
      UIH Australia/Pacific, Inc. (c) ..........................................        125                         0
      Wireless One, Inc. (c) ...................................................        150                         2
                                                                                                       --------------
                                                                                                                    2
   OIL & GAS -- (0.0%)
      R&B Falcon Corporation (b) ...............................................         50                     6,246
                                                                                                       --------------

   STEEL -- (0.0%)
      Bar Technologies, Inc. (b)(c) ............................................         25                       500
                                                                                                       --------------

   TELECOMMUNICATIONS & CELLULAR -- (0.1%)
      Metronet Communications Corporation (b)(c) ...............................        100                     9,000
                                                                                                       --------------

         TOTAL WARRANTS -- (Cost $7,993)                                                        0.1%           15,798
                                                                                                       --------------

                                                             INTEREST     MATURITY          MATURITY
                                                               RATE         DATE             AMOUNT
                                                               ----         ----             ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (1.7%)
      State Street Bank and Trust Company (d) ...              2.500%    01/03/2000         $  271,056                   271,000
                                                                                                                  --------------

         TOTAL SHORT TERM INVESTMENT -- (Cost $271,000)                                                    1.7%          271,000
                                                                                                                  --------------

TOTAL INVESTMENTS -- (Cost $16,008,071)                                                                   98.4%       15,214,145
CASH AND OTHER ASSETS LESS LIABILITIES --                                                                  1.6%          252,420
                                                                                                         -----    --------------
NET ASSETS --                                                                                            100.0%   $   15,466,565
                                                                                                         =====    ==============

(a)      Step bond. Interest rate shown represents yield to maturity.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31 1999, these securities aggregated $1,407,797 or 9.10 % of the net assets of the Portfolio.

(c)      Non-income producing security.

(d) The agreement with State Street Bank and Trust Company, dated 12/31/99, is fully collateralized by a United States Treasury Note, 4.500 %, 9/30/00, with a value of $280.000.

(e)      Issue in default

PIK   Payment in kind

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                     VALUE
             ------------------                      ----        ----             ------                     -----
GOVERNMENT AND AGENCY SECURITIES
   COLLATERALIZED MORTGAGE OBLIGATIONS -- (9.6%)
      Federal Agricultural Mortgage
         Corporation (a).........................   7.012%    01/25/2003      $     756,176            $      751,450
                                                    6.710%    07/25/2008            462,378                   449,806
                                                                                                       --------------
                                                                                                            1,201,256
   FEDERAL AGENCIES -- (2.3%)
      Federal National Mortgage Association .....   6.625%    09/15/2009            300,000                   291,556
                                                                                                       --------------

   MORTGAGE BACKED SECURITIES -- (43.6%)
      FHA Insured Project Loan ..................   3.025%    11/01/2006            277,487                   252,899
      FHLMC Participation Certificates ..........   8.500%    01/01/2003             38,755                    39,652
                                                   10.000%    10/01/2005             41,291                    42,523
                                                    9.500%    04/01/2007             40,656                    41,797
                                                    9.000%    06/01/2016             80,814                    85,293
                                                    7.625%    08/25/2022             39,482                    39,377
                                                    6.250%    09/15/2022            200,000                   190,129
                                              (a)   7.898%    08/01/2025             85,027                    86,077
                                                    9.090%    09/25/2028            559,749                   583,191
      FNMA Guaranteed Real Estate Mortgage
         Investment Pass-Thru Certificates ......   6.050%    04/17/2003            188,000                   183,596
                                                    6.500%    08/15/2004            430,000                   424,471
                                                    8.400%    02/25/2009            228,228                   231,642
                                                    7.130%    10/01/2009            264,678                   260,168
                                                    6.000%    09/01/2012            133,982                   128,729
                                              (a)   7.298%    08/17/2018            235,000                   228,590
                                                   11.000%    02/01/2019            468,715                   513,665
                                                   11.500%    02/01/2019            452,169                   499,832
                                                    9.500%    03/25/2019            388,269                   410,039
                                              (a)   6.231%    04/01/2020             76,640                    76,400
                                                   10.000%    04/01/2020             61,110                    65,082
                                                    7.000%    06/25/2022            279,735                   273,828
                                              (a)   5.868%    11/01/2035            319,005                   312,402
      GNMA Guaranteed Pass-Thru
         Certificates ...........................   9.000%    12/15/2006             80,862                    83,179
                                                    9.000%    01/15/2008             99,089                   101,534
                                              (a)   6.375%    03/20/2018            183,285                   185,729
                                                    7.500%    04/15/2024            149,794                   148,281
                                                                                                       --------------
                                                                                                            5,488,105
   U.S. GOVERNMENT SECURITIES -- (29.8%)
      U.S. Treasury Bonds .......................   7.250%    05/15/2016            630,000                   658,744
                                                    7.500%    11/15/2024            115,000                   125,530
                                                    6.000%    02/15/2026            175,000                   160,125
                                                    5.250%    02/15/2029          1,100,000                   910,250

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                     VALUE
             ------------------                      ----        ----             ------                     -----
GOVERNMENT AND AGENCY SECURITIES -- (CONTINUED)
   U.S. GOVERNMENT SECURITIES -- (CONTINUED)
      U.S. Treasury Notes .......................   6.000%    08/15/2004       $    510,000            $      502,191
                                                    7.000%    07/15/2006            160,000                   163,950
                                                    6.125%    08/15/2007            265,000                   258,375
                                                    5.625%    05/15/2008            750,000                   705,703
                                                    6.000%    08/15/2009            280,000                   271,338
                                                                                                       --------------
                                                                                                            3,756,206

       TOTAL GOVERNMENT AND AGENCY
               SECURITIES -- (Cost $11,155,049)                                                85.3%       10,737,123
                                                                                                       --------------

CORPORATE BONDS
   BANKS -- (2.9%)
      GS Escrow Corporation .....................   7.000%    08/01/2003            390,000                   361,114
                                                                                                       --------------

   BROADCASTING -- (2.4%)
      Time Warner, Inc. .........................   8.110%    08/15/2006            300,000                   307,146
                                                                                                       --------------

   TELECOMMUNICATIONS -- (2.3%)
      Sprint Capital Corporation ................   6.875%    11/15/2028            325,000                   289,952
                                                                                                       --------------

       TOTAL CORPORATE BONDS -- (Cost $1,040,212)
                                                                                                7.6%          958,212
                                                                                                       --------------
MUNICIPAL BOND -- (0.8%)
      New Jersey Economic Development
         Authority ..............................   7.425%    02/15/2029            100,000                    96,529
                                                                                                       --------------

         TOTAL MUNICIPAL BOND -- (Cost $100,000)                                                0.8%           96,529
                                                                                                       --------------



NON-AGENCY MORTGAGES AND ASSET BACKED -- (3.8%)
      Community Program Loan ....................   4.500%    04/01/2029            340,000                   235,929
      SLM Student Loan Trust (a) ................   5.626%    10/25/2004            249,546                   248,639
                                                                                                       --------------

         TOTAL NON-AGENCY MORTGAGES AND
           ASSET BACKED -- (Cost $502,376)                                                      3.8%          484,568
                                                                                                       --------------



See notes to financial statements.



                                                   INTEREST     MATURITY          MATURITY
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (1.0%)
      State Street Bank and Trust Company (b)....   2.500%    01/03/2000            121,025                   121,000
                                                                                                       --------------

         TOTAL SHORT TERM INVESTMENT --
             (Cost $121,000)                                                                    1.0%          121,000
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $12,918,637)                                                        98.5%       12,397,432
CASH AND OTHER ASSETS LESS LIABILITIES --                                                       1.5%          190,140
                                                                                              -----    --------------
NET ASSETS --                                                                                 100.0%   $   12,587,572
                                                                                              =====    ==============

(a) Variable rate instrument. Interest rate is the rate in effect at December 31, 1999.





(b) The agreement with State Street Bank and Trust Company, dated 12/31/99, is fully collateralized by a United States Treasury Note, 4.500%, 09/30/00, with a value of $125,000.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1999

                                                                  SMALL CAP             WORLD
                                                                   GROWTH              EQUITY              GROWTH
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                  ---------           ---------           ---------
ASSETS
  Investments - securities, at value......................     $   19,053,666      $   24,992,225      $   75,192,259
  Foreign currency holdings, at value (cost $1,331).......                  0               1,337                   0
  Cash....................................................                 99                 731                 985
  Receivable for securities sold..........................            385,076              27,105           4,311,901
  Due from adviser........................................             14,062              13,775                   0
  Income receivable.......................................                216               5,552              17,799
  Foreign income tax reclaim receivable...................                  0              13,959                   0
  Prepaid expenses........................................                  0                  10                   0
                                                               --------------      --------------      --------------
      TOTAL ASSETS........................................         19,453,119          25,054,694          79,522,944
LIABILITIES
  Payable for securities purchased........................            274,327                   0             524,667
  Payable for trust shares redeemed.......................             30,406              29,485              61,361
  Advisory fee payable....................................             21,641              25,403              84,634
  Net unrealized depreciation on forward foreign currency
       contracts..........................................                  0              25,000                   0
  Cash Overdraft..........................................                  0                   0                   0
  Accounts payable and accrued expenses...................             29,020              29,158              36,959
                                                               --------------      --------------      --------------
      TOTAL LIABILITIES...................................            355,394             109,046             707,621
                                                               --------------      --------------      --------------
      TOTAL NET ASSETS....................................     $   19,097,725      $   24,945,648      $   78,815,323
                                                               ==============      ==============      ==============
NET ASSETS
  Paid in Capital.........................................     $    8,957,699      $   12,416,352      $   23,043,622
  Undistributed (distributions in
       excess of) net investment income...................                  0             (22,295)                  0
  Accumulated net realized gain (loss) on
       investments and foreign currency transactions......          3,124,043           4,004,460          23,451,903
  Net unrealized appreciation (depreciation) of:
       Investments........................................          7,015,983           8,572,974          32,319,798
       Foreign currency...................................                  0             (25,843)                  0
                                                               --------------      --------------      --------------
         TOTAL NET ASSETS.................................     $   19,097,725      $   24,945,648      $   78,815,323
                                                               ==============      ==============      ==============
NET ASSET VALUE PER SHARE (based on shares of beneficial
  interest outstanding, unlimited number of shares
  authorized without par value)...........................     $       27.265      $       20.844      $       53.018
  Total shares outstanding at end of period...............            700,459           1,196,779           1,486,580
  Cost of investment securities...........................     $   12,037,683      $   16,419,251      $   42,872,461

See notes to financial statements.

       MATRIX                  GROWTH &                 MULTIPLE                HIGH INCOME            U.S. GOVERNMENT
       EQUITY                   INCOME                 STRATEGIES                  BOND                     BOND
      PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
      ---------                ---------                ---------                ---------                ---------
   $   22,700,093           $   27,188,782           $   48,612,162           $   15,214,145           $   12,397,432
                0                        0                        0                        0                        0
              844                      680                        0                      137                      721
          253,608                        0                2,818,284                        0                        0
           10,499                    6,714                        0                   12,738                   18,247
           20,070                   26,261                  110,561                  309,337                  222,639
                0                    5,628                        0                      188                        0
               11                        0                       21                        6                       11
   --------------           --------------           --------------           --------------           --------------
       22,985,125               27,228,065               51,541,028               15,536,551               12,639,050

          636,461                        0                  371,851                        0                        0
           48,732                   29,786                   44,741                   18,252                   11,915
           23,837                   34,710                   55,776                   18,719                   13,110

                0                        0                        0                        0                        0
                0                        0                  630,408                        0                        0
           30,070                   31,140                   31,994                   33,015                   26,453
   --------------           --------------           --------------           --------------           --------------
          739,100                   95,636                1,134,770                   69,986                   51,478
   --------------           --------------           --------------           --------------           --------------
   $   22,246,025           $   27,132,429           $   50,406,258           $   15,466,565           $   12,587,572
   ==============           ==============           ==============           ==============           ==============

   $   15,378,184           $   22,147,421           $   24,652,521           $   15,323,465           $   12,704,710

           13,840                  169,133                  137,538                1,260,531                  790,927

        3,901,015                3,454,168                7,638,541                 (323,505)                (386,860)

        2,952,986                1,361,707               17,977,658                 (793,926)                (521,205)
                0                        0                        0                        0                        0
   --------------           --------------           --------------           --------------           --------------
   $   22,246,025           $   27,132,429           $   50,406,258           $   15,466,565           $   12,587,572
   ==============           ==============           ==============           ==============           ==============



   $       18.316           $       16.539           $       21.342           $        9.321           $       10.118
        1,214,584                1,640,536                2,361,806                1,659,305                1,244,027
   $   19,747,107           $   25,827,075           $   30,634,504           $   16,008,071           $   12,918,637

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1999

                                                                  SMALL CAP             WORLD
                                                                   GROWTH              EQUITY              GROWTH
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                  ---------           ---------           ---------
INVESTMENT INCOME
  Interest income.........................................     $       13,994      $       20,473      $       94,707
  Dividend income.........................................                797             602,262             282,018
  Foreign taxes withheld..................................                  0             (25,088)                  0
                                                               --------------      --------------      --------------
       TOTAL INCOME.......................................             14,791             597,647             376,725
EXPENSES
  Advisory fee............................................            106,925             143,773             496,806
  Custodian fee...........................................             63,216             102,695              49,246
  Professional fees and expenses..........................             17,183              25,066              26,741
  Administrative fee......................................              9,971              40,132             124,779
  Transfer agent fee......................................              2,025                (551)               (551)
  Trustees fees and other expenses........................             12,463              12,188              27,289
                                                               --------------      --------------      --------------
    TOTAL EXPENSES........................................            211,783             323,303             724,310
                                                               --------------      --------------      --------------
  Expenses borne by the adviser...........................            (41,035)            (73,345)                  0
  Expense reductions......................................               (967)             (2,846)               (357)
                                                               --------------      --------------      --------------
    NET EXPENSES..........................................            169,781             247,112             723,953
                                                               --------------      --------------      --------------
      NET INVESTMENT INCOME (LOSS)........................           (154,990)            350,535            (347,228)
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments...................          5,077,522           4,188,738          23,814,435
Net realized gain (loss) on foreign currency
         transactions.....................................                  0              91,535                   0
Change in net unrealized appreciation/depreciation of:
  Investments.............................................          3,131,307           4,670,737            (498,142)
  Foreign currency........................................                  0              37,349                   0
                                                               --------------      --------------      --------------
    NET REALIZED AND UNREALIZED
      GAIN (LOSS).........................................          8,208,829           8,988,359          23,316,293
                                                               --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............................     $    8,053,839      $    9,338,894      $   22,969,065
                                                               ==============      ==============      ==============


See notes to financial statements.

       MATRIX                  GROWTH &                 MULTIPLE                HIGH INCOME            U.S. GOVERNMENT
       EQUITY                   INCOME                 STRATEGIES                  BOND                     BOND
      PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
      ---------                ---------                ---------                ---------                ---------
   $       11,372           $      131,517           $      489,042           $    1,599,031           $      919,279
          262,001                  406,729                  144,471                   47,445                        0
                0                   (6,125)                       0                     (403)                       0
   --------------           --------------           --------------           --------------           --------------
          273,373                  532,121                  633,513                1,646,073                  919,279

          146,479                  217,470                  316,341                  132,321                   87,177
           67,637                   57,493                   60,368                   73,878                   52,485
           20,185                   18,402                   26,724                   26,871                   22,878
           42,488                   54,470                   80,752                   42,648                   31,616
             (548)                   2,435                     (551)                     (82)                    (550)
           10,091                   15,162                   13,770                    8,400                    8,941
   --------------           --------------           --------------           --------------           --------------
          286,332                  365,432                  497,404                  284,036                  202,547
   --------------           --------------           --------------           --------------           --------------
          (25,658)                  (2,954)                       0                  (52,303)                 (78,681)
           (1,141)                    (353)                  (1,429)                  (4,665)                    (344)
   --------------           --------------           --------------           --------------           --------------
          259,533                  362,125                  495,975                  227,068                  123,522
   --------------           --------------           --------------           --------------           --------------
           13,840                  169,996                  137,538                1,419,005                  795,757


        3,957,832                3,519,557                7,638,542                 (197,804)                (385,416)
                0                      (24)                       0                        0                        0

       (1,046,765)              (2,005,754)               3,275,801                 (797,306)                (706,986)
                0                        0                        0                        0                        0
   --------------           --------------           --------------           --------------           --------------

        2,911,067                1,513,779               10,914,343                 (995,110)              (1,092,402)
   --------------           --------------           --------------           --------------           --------------

   $    2,924,907           $    1,683,775           $   11,051,881           $      423,895           $     (296,645)
   ==============           ==============           ==============           ==============           ==============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    SMALL CAP GROWTH PORTFOLIO
                                                                                YEAR ENDED               YEAR ENDED
                                                                                 12/31/99                 12/31/98
                                                                                 --------                 --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss).....................................         $      (154,990)         $     (178,387)
    Net realized gain (loss) on investments..........................               5,077,522              (1,643,534)
    Net realized gain on foreign currency transactions...............                       0                       0
    Change in net unrealized appreciation/depreciation of:
      Investments....................................................               3,131,307               1,647,584
      Foreign currency...............................................                       0                       0
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from operations..               8,053,839                (174,337)

  Dividends and distributions to Shareholders from:
    Net investment income............................................                       0                       0
    Net realized gain on investments.................................                       0                       0
    In excess of net investment income...............................                       0                       0
                                                                              ---------------          --------------
    Net decrease in net assets resulting from distributions..........                       0                       0

  Trust share transactions:
    Shares sold......................................................               5,563,491               7,082,026
    Shares issued to shareholders in reinvestments...................                       0                       0
    Shares repurchased...............................................              (9,157,685)            (10,523,136)
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from
      trust share transactions.......................................              (3,594,194)             (3,441,110)
                                                                              ---------------          --------------
    Total increase (decrease) in net assets..........................               4,459,645              (3,615,447)
  Net assets
    Beginning of year................................................              14,638,080              18,253,527
                                                                              ---------------          --------------
    END OF YEAR (1)..................................................         $    19,097,725          $   14,638,080
                                                                              ===============          ==============

    (1) Including undistributed (distributions in
    excess of) net investment income.................................         $             0          $            0

CHANGE IN FUND SHARES:
    Shares sold......................................................                 312,317                 504,990
    Shares issued to shareholders in reinvestments...................                       0                       0
    Shares repurchased...............................................                (581,427)               (707,191)
                                                                              ---------------          --------------
      Net (decrease) increase........................................                (269,110)               (202,201)
                                                                              ===============          ==============


See notes to financial statements.

       WORLD EQUITY PORTFOLIO                      GROWTH PORTFOLIO                    MATRIX EQUITY PORTFOLIO
     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED           YEAR ENDED
      12/31/99            12/31/98            12/31/99            12/31/98          12/31/99             12/31/98
      --------            --------            --------            --------          --------             --------
   $      350,535      $       64,589      $     (347,228)     $     (274,079)     $       13,840      $       65,471
        4,188,738           1,634,127          23,814,435          11,544,968           3,957,832           1,112,486
           91,535               8,967                   0                   0                   0                   0

        4,670,737              46,584            (498,142)         10,132,342          (1,046,765)          2,335,203
           37,349            (335,881)                  0                   0                   0                   0
   --------------      ------------- -     --------------      --------------      --------------      --------------
        9,338,894           1,418,386          22,969,065          21,403,231           2,924,907           3,513,160


          (93,872)           (261,531)                  0                   0                   0             (65,471)
         (209,434)         (1,363,543)         (2,424,345)         (9,536,196)           (425,000)         (1,024,778)
                0            (278,838)                  0                   0                   0             (53,864)
   --------------      --------------      --------------      --------------      --------------      --------------
         (303,306)         (1,903,912)         (2,424,345)         (9,536,196)           (425,000)         (1,144,113)


        3,048,195          10,235,565          13,815,441          12,710,333           3,899,628           6,573,307
          303,306           1,903,912           2,424,345           9,536,196             425,000           1,144,113
      (10,841,544)        (13,025,399)        (42,832,627)        (14,522,739)         (6,829,370)         (2,356,812)
   --------------      --------------      --------------      --------------      --------------      --------------

       (7,490,043)           (885,922)        (26,592,841)          7,723,790          (2,504,742)          5,360,608
   --------------      --------------      --------------      --------------      --------------      --------------
        1,545,545          (1,371,448)         (6,048,121)         19,590,825              (4,835)          7,729,655

       23,400,103          24,771,551          84,863,444          65,272,619          22,250,860          14,521,205
   --------------      --------------      --------------      --------------      --------------      --------------
   $   24,945,648      $   23,400,103      $   78,815,323      $   84,863,444      $   22,246,025      $   22,250,860
   ==============      ==============      ==============      ==============      ==============      ==============


   $      (22,295)     $     (386,734)     $            0      $            0      $       13,840      $            0


          211,317             692,396             303,739             341,748             233,036             427,178
           20,889             138,416              56,747             235,070              25,613              70,970
         (753,695)           (871,336)           (943,558)           (388,098)           (404,869)           (154,561)
   --------------      --------------      --------------      --------------      --------------      --------------
         (521,489)            (40,524)           (583,072)            188,720            (146,220)            343,587
   ==============      ==============      ==============      ==============      ==============      ==============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     GROWTH & INCOME PORTFOLIO
                                                                                YEAR ENDED               YEAR ENDED
                                                                                 12/31/99                 12/31/98
                                                                                 --------                 --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss).....................................         $       169,996          $      187,410
    Net realized gain (loss) on investments..........................               3,519,557               1,029,650
    Net realized gain (loss) on foreign currency transactions........                     (24)                    (11)
    Change in net unrealized appreciation/depreciation of:
      Investments....................................................              (2,005,754)              1,018,985
      Foreign currency...............................................                       0                       0
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from operations..               1,683,775               2,236,034

  Dividends and distributions to Shareholders from:
    Net investment income............................................                       0                (185,661)
    Net realized gain on investments.................................                (637,116)               (622,669)
    In excess of net investment income...............................                       0                  (8,816)
    In excess of net realized gain on investments....................                       0                       0
                                                                              ---------------          --------------
    Net decrease in net assets resulting from distributions..........                (637,116)               (817,146)

  Trust share transactions:
    Shares sold......................................................               5,810,394              14,032,668
    Shares issued to shareholders in reinvestments...................                 637,116                 817,146
    Shares repurchased...............................................              (8,505,404)             (9,186,505)
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from
      trust share transactions.......................................              (2,057,894)              5,663,309
                                                                              ---------------          --------------
    Total increase (decrease) in net assets..........................              (1,011,235)              7,082,197
  Net assets
    Beginning of year................................................              28,143,664              21,061,467
                                                                              ---------------          --------------
    END OF YEAR (1)..................................................         $    27,132,429          $   28,143,664
                                                                              ===============          ==============

    (1) Including undistributed (distributions in
    excess of) net investment income.................................         $       169,133          $          694

CHANGE IN FUND SHARES:
    Shares sold......................................................                 343,836                 897,454
    Shares issued to shareholders in reinvestments...................                  36,710                  51,415
    Shares repurchased...............................................                (509,894)               (624,788)
                                                                              ---------------          --------------
      Net (decrease) increase........................................                (129,348)                324,081
                                                                              ===============          ==============


See notes to financial statements.

     MULTIPLE STRATEGIES PORTFOLIO            HIGH INCOME BOND PORTFOLIO            U.S. GOVERNMENT BOND PORTFOLIO
     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
      12/31/99            12/31/98            12/31/99            12/31/98            12/31/99            12/31/98
      --------            --------            --------            --------            --------            --------
   $      137,538      $      185,100      $    1,419,005      $    1,387,819      $      795,757      $      619,720
        7,638,542           3,693,846            (197,804)            595,756            (385,416)            269,972
                0                   0                   0                   0                   0                   0

        3,275,801           6,061,258            (797,306)         (1,312,647)           (706,986)            (75,641)
                0                   0                   0                   0                   0                   0
   --------------      --------------      --------------      --------------      --------------      --------------
       11,051,881           9,940,204             423,895             670,928            (296,645)            814,051


                0            (183,824)             (2,028)         (1,387,819)                  0            (599,416)
       (1,281,577)         (2,499,972)            (21,651)            (21,504)            (11,813)           (269,972)
                0                (610)                  0            (295,487)                  0             (10,635)
                0                   0                   0                   0                   0              (2,866)
   --------------      --------------      --------------      --------------      --------------      ---------------
       (1,281,577)         (2,684,406)            (23,679)         (1,704,810)            (11,813)           (882,889)


       13,297,504           6,809,962           7,799,154          13,842,830           3,074,040          12,659,425
        1,281,577           2,684,406              23,679           1,704,810              11,813             882,889
      (17,239,439)         (8,572,541)        (14,272,548)        (10,913,520)         (5,660,225)         (7,682,181)
   --------------      --------------      --------------      --------------      --------------      --------------

       (2,660,358)            921,827          (6,449,715)          4,634,120          (2,574,372)          5,860,133
   --------------      --------------      --------------      --------------      --------------      --------------


        7,109,946           8,177,625          (6,049,499)          3,600,238          (2,882,830)          5,791,295

       43,296,312          35,118,687          21,516,064          17,915,826          15,470,402           9,679,107
   --------------      --------------      --------------      --------------      --------------      --------------
   $   50,406,258      $   43,296,312      $   15,466,565      $   21,516,064      $   12,587,572      $   15,470,402
   ==============      ==============      ==============      ==============      ==============      ==============


   $      137,538      $            0      $    1,260,531      $     (281,489)     $      790,927      $          467


          723,413             453,065             836,320           1,415,009             300,564           1,181,963
           72,210             158,139               2,516             185,314               1,167              85,783
         (959,367)           (566,210)         (1,527,052)         (1,095,976)           (556,455)           (721,568)
-----------------      --------------      --------------      --------------      --------------      --------------
         (163,744)             44,994            (688,216)            504,347            (254,724)            546,178
=================      ==============      ==============      ==============      ===============     ==============

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                       YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------       PERIOD ENDED
                                                           1999          1998           1997         1996      DECEMBER 31, 1995 (1)
                                                           ----          ----           ----         ----      ---------------------
NET ASSET VALUE AT BEGINNING OF PERIOD......          $    15.098    $   15.578     $   16.050   $    12.638      $    10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Loss....................               (0.199)(5)    (0.000)        (0.152)       (0.091)          (0.042)
     Net Realized and Unrealized Gain
         (Loss) on Investments..............               12.366        (0.480)         0.243         3.560            3.047
                                                      -----------    ----------     ----------   -----------      -----------
TOTAL FROM INVESTMENT OPERATIONS............               12.167        (0.480)         0.091         3.469            3.005
                                                      -----------    ----------     ----------   -----------      -----------
LESS DISTRIBUTIONS:
     From Net Investment Income.............               (0.000)       (0.000)        (0.000)       (0.000)          (0.000)
     From Net Realized Capital Gains........               (0.000)       (0.000)        (0.435)       (0.057)          (0.367)
     In Excess of Net Realized Capital
         Gains..............................               (0.000)       (0.000)        (0.128)       (0.000)          (0.000)
                                                      -----------    ----------     ----------   -----------      -----------
     Total Distributions....................               (0.000)       (0.000)        (0.563)       (0.057)          (0.367)
                                                      -----------    ----------     ----------   -----------      -----------

NET ASSET VALUE AT END OF PERIOD............          $    27.265    $   15.098     $   15.578   $    16.050      $    12.638
                                                      ===========    ==========     ==========   ===========      ===========

TOTAL RETURN (2) (3)........................                80.66%        (3.12)%         0.73%        27.39%           30.08%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....          $    19,098    $   14,638     $   18,254   $    13,803      $     3,813
     RATIOS TO AVERAGE NET ASSETS:
         Gross Expenses (4).................                 1.68%         1.84%          1.79%         2.38%            9.00%
         Net Expenses (4)...................                 1.35%         1.35%          1.35%         1.35%            1.35%
         Net Investment Loss (4)............                (1.23)%       (1.20)%        (1.06)%       (0.90)%          (0.79)%
     Portfolio Turnover Rate................               172.48%       105.35%        104.72%        72.66%           73.76%


(1)      From commencement of operations May 4, 1995.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)      Annualized for periods of less than one year.

(5)      Based on monthly average shares outstanding during the period.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                            YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                     1999            1998           1997           1996            1995
                                                     ----            ----           ----           ----            ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 13.618       $  14.084      $  15.062      $  13.823      $  11.752
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.277           0.130          0.068          0.016          0.014
     Net Realized and Unrealized Gain
         on Investments.....................          7.176           0.593          1.392          1.647          2.872
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............          7.453           0.723          1.460          1.663          2.886
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.070)         (0.165)        (0.161)        (0.013)        (0.000)
     In Excess of Net Investment Income.....         (0.000)         (0.174)        (0.126)        (0.051)        (0.000)
     From Net Realized Capital Gains........         (0.157)         (0.850)        (2.056)        (0.360)        (0.815)
     In Excess of Net Realized Capital
         Gains..............................         (0.000)         (0.000)        (0.095)        (0.000)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
     Total Distributions....................         (0.227)         (1.189)        (2.438)        (0.424)        (0.815)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 20.844       $  13.618      $  14.084      $  15.062      $  13.823
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................          55.46%           5.11%          9.98%         12.33%         24.32%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $ 24,946      $   23,400      $  24,772      $  24,534      $  18,191
     Ratios to average net assets:
         Gross Expenses (3).................           1.57%           1.51%          1.47%          1.50%          1.67%
         Net Expenses (3)...................           1.20%           1.20%          1.20%          1.20%          1.20%
         Net Investment Income (3)..........           1.71%           0.27%          0.25%          0.10%          0.12%
     Portfolio Turnover Rate................         163.67%         150.22%        120.50%         61.14%         97.85%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)      Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                            YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                     1999            1998           1997           1996            1995
                                                     ----            ----           ----           ----            ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 41.004       $  34.702      $  30.623      $  25.866      $  20.056
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income (Loss)...........         (0.219)(4)      (0.000)        (0.082)        (0.063)         0.007
     Net Realized and Unrealized Gain
         on Investments.....................         13.957          11.465          7.226          6.736          7.419
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         13.738          11.465          7.144          6.673          7.426
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)         (0.000)        (0.000)        (0.000)        (0.173)
     In Excess of Net Investment Income.....         (0.000)         (0.000)        (0.000)        (0.002)        (0.000)
     From Net Realized Capital Gains........         (1.724)         (5.163)        (3.065)        (1.914)        (1.443)
                                                   --------       ---------      ---------      ---------      ---------
     Total Distributions....................         (1.724)         (5.163)        (3.065)        (1.916)        (1.616)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 53.018       $  41.004      $  34.702      $  30.623      $  25.866
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................          34.53%          33.29%         23.62%         25.74%         37.12%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $ 78,815       $  84,863      $  65,273      $  54,565      $  42,919
     Ratios to average net assets:
         Gross Expenses (3).................           1.02%           1.03%          1.10%          1.17%          1.17%
         Net Expenses (3)...................           1.02%           1.02%          1.10%          1.17%          1.17%
         Net Investment Income (Loss) (3)...         (0.49)%         (0.39)%        (0.25)%        (0.23)%          0.01%
     Portfolio Turnover Rate................          56.23%          86.91%         54.74%         67.82%        166.87%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)      Annualized for periods of less than one year.


(4)      Based on monthly average shares outstanding during the period.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                            YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                     1999            1998           1997           1996            1995
                                                     ----            ----           ----           ----            ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 16.351       $  14.275      $  15.254      $  15.704      $  12.372
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.011           0.047          0.287          0.659          0.559
     Net Realized and Unrealized Gain
         on Investments.....................          2.271           2.939          2.965          0.063          3.560
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............          2.282           2.986          3.252          0.722          4.119
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)         (0.056)        (0.291)        (0.654)        (0.494)
     In Excess of Net Investment Income.....         (0.000)         (0.041)        (0.000)        (0.000)        (0.000)
     From Net Realized Capital Gains........         (0.317)         (0.813)        (3.940)        (0.518)        (0.293)
                                                   --------       ---------      ---------      ---------      ---------
     Total Distributions....................         (0.317)         (0.910)        (4.231)        (1.172)        (0.787)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 18.316       $  16.351      $  14.275      $  15.254      $  15.704
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................          14.14%          21.11%         22.05%          4.62%         33.45%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $ 22,246        $ 22,251       $ 14,521       $ 14,448       $ 16,018
     Ratios to average net assets:
         Gross Expenses (3).................           1.27%           1.48%          1.54%          1.48%          1.51%
         Net Expenses (3)...................           1.15%           1.15%          1.15%          1.15%          1.15%
         Net Investment Income (3)..........           0.06%           0.36%          1.63%          3.74%          3.89%
     Portfolio Turnover Rate................         127.65%         138.23%        169.75%         19.41%         48.20%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)      Annualized for periods of less than one year.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                                      YEAR ENDED DECEMBER 31,                    PERIOD ENDED
                                                           --------------------------------------------
                                                           1999         1998         1997         1996         DECEMBER 31, 1995 (1)
                                                           ----         ----         ----         ----         ---------------------

NET ASSET VALUE AT BEGINNING OF PERIOD......          $    15.901   $   14.567   $   12.421   $    11.171      $    10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................                0.103        0.112        0.127         0.070            0.045
     Net Realized and Unrealized Gain
         on Investments.....................                0.912        1.696        3.351         1.291            1.266
                                                      -----------   ----------   ----------   -----------      -----------
TOTAL FROM INVESTMENT OPERATIONS............                1.015        1.808        3.478         1.361            1.311
                                                      -----------   ----------   ----------   -----------      -----------
LESS DISTRIBUTIONS:
     From Net Investment Income.............               (0.000)      (0.107)      (0.127)       (0.070)          (0.045)
     In Excess of Net Investment Income.....               (0.000)      (0.005)      (0.000)       (0.001)          (0.000)
     From Net Realized Capital Gains........               (0.377)      (0.362)      (1.205)       (0.040)          (0.095)
                                                      -----------   ----------   ----------   -----------      -----------
     Total Distributions....................               (0.377)      (0.474)      (1.332)       (0.111)          (0.140)
                                                      -----------   ----------   ----------   -----------      -----------

NET ASSET VALUE AT END OF PERIOD............          $    16.539   $   15.901   $   14.567   $    12.421      $    11.171
                                                      ===========   ==========   ==========   ===========      ===========

TOTAL RETURN (2) (3)........................                6.27%       12.43%        28.20%       12.15%           13.09%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....          $    27,132   $   28,144   $    21,061  $    10,300      $     3,335
     RATIOS TO AVERAGE NET ASSETS:
         Gross Expenses (4).................                1.26%        1.33%         1.60%        2.63%            7.27%
         Net Expenses (4)...................                1.25%        1.25%         1.25%        1.25%            1.25%
         Net Investment Income (4)..........                0.59%        0.70%         1.05%        0.82%            1.17%
     Portfolio Turnover Rate................               94.46%       78.37%       162.94%      131.85%           33.49%


(1)      From commencement of operations May 31, 1995.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)     Annualized for periods of less than one year.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                                            YEAR ENDED DECEMBER 31,
                                                     1999            1998           1997           1996            1995
                                                     ----            ----           ----           ----            ----

NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 17.143       $  14.158      $  12.699      $  12.043      $  10.022
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.058           0.078          0.103          0.143          0.137
     Net Realized and Unrealized Gain
         on Investments.....................          4.638           4.035          2.629          2.069          3.086
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............          4.696           4.113          2.732          2.212          3.223
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)         (0.078)        (0.103)        (0.144)        (0.136)
     In Excess of Net Investment Income (1).         (0.000)         (0.000)        (0.000)        (0.000)        (0.000)
     From Net Realized Capital Gains........         (0.497)         (1.050)        (1.170)        (1.412)        (1.066)
                                                   --------       ---------      ---------      ---------      ---------
     Total Distributions....................         (0.497)         (1.128)        (1.273)        (1.556)        (1.202)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 21.342       $  17.143      $  14.158      $  12.699      $  12.043
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (2) (3)........................          28.00%         29.15%         21.79%         18.29%         32.24%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  50,406      $  43,296      $  35,119      $  31,884      $  26,380
     Ratios to average net assets:
         Gross Expenses (4).................           1.10%          1.15%          1.21%          1.32%         1.33%
         Net Expenses (4)...................           1.10%          1.15%          1.19%          1.20%          1.20%
         Net Investment Income (4)..........           0.30%          0.50%          0.69%          1.16%          1.14%
     Portfolio Turnover Rate................          60.70%         74.00%         45.87%         92.21%        161.10%


(1)    For 1998 and 1997, amount was less than $0.001 per share.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)    Annualized for periods of less than one year.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                                            YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     1999            1998           1997           1996            1995
                                                     ----            ----           ----           ----            ----

NET ASSET VALUE AT BEGINNING OF PERIOD......       $  9.165       $   9.720      $   9.173      $   8.589      $   7.914
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.881           0.766          0.640          0.596          0.779
     Net Realized and Unrealized Gain
         (Loss) on Investments..............         (0.713)         (0.471)         0.598          0.624          0.717
                                                   --------       ----------     ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............          0.168           0.295          1.238          1.220          1.496
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.001)         (0.691)        (0.681)        (0.596)        (0.779)
     In Excess of Net Investment Income.....         (0.000)         (0.148)        (0.010)        (0.040)        (0.042)
     From Net Realized Capital Gains........         (0.011)         (0.011)        (0.000)        (0.000)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
     Total Distributions....................         (0.012)         (0.850)        (0.691)        (0.636)        (0.821)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $  9.321       $   9.165      $   9.720      $   9.173      $   8.589
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................           1.83%          3.04%         13.54%         14.20%         18.98%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  15,467      $  21,516      $  17,916      $  12,835      $   8,764
     Ratios to average net assets:
         Gross Expenses (3).................           1.50%          1.46%          1.64%          1.99%         2.04%
         Net Expenses (3)...................           1.20%          1.20%          1.20%          1.18%          1.20%
         Net Investment Income (3)..........           7.50%          6.89%          7.15%          7.96%          8.62%
     Portfolio Turnover Rate................          38.23%         54.70%         91.54%        105.48%         82.15%



(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Annualized for periods of less than one year.






See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                                            YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     1999            1998           1997           1996            1995
                                                     ----            ----           ----           ----            ----

NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 10.322       $  10.161      $   9.938      $  10.510      $   9.718
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.635           0.430          0.630          0.629          0.765
     Net Realized and Unrealized Gain
         (Loss) on Investments..............         (0.831)          0.360          0.299         (0.385)         1.191
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (0.196)          0.790          0.929          0.244          1.956
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)         (0.427)        (0.617)        (0.610)        (0.765)
     In Excess of Net Investment Income.....         (0.000)         (0.008)        (0.000)        (0.000)        (0.045)
     From Net Realized Capital Gains........         (0.008)         (0.192)        (0.068)        (0.206)        (0.354)
     In Excess of Net Realized
      Capital Gains.........................         (0.000)         (0.002)        (0.021)        (0.000)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
     Total Distributions....................         (0.008)         (0.629)        (0.706)        (0.816)        (1.164)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 10.118       $  10.322      $  10.161      $   9.938      $  10.510
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................         (1.90)%          7.79%          9.37%          2.36%         20.18%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  12,588      $  15,470      $   9,679      $  10,734      $  11,618
     Ratios to average net assets:
         Gross Expenses (3).................           1.39%          1.59%          1.73%          1.66%          1.59%
         Net Expenses (3)...................           0.85%          0.85%          0.85%          0.85%          0.85%
         Net Investment Income (3)..........           5.48%          5.43%          5.86%          5.80%          6.18%
     Portfolio Turnover Rate................          68.89%         66.12%        124.75%        244.96%        252.94%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Annualized for periods of less than one year.






See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999


NOTE A -- ORGANIZATION

      Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company, which currently is comprised of eight series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Small Cap Growth Portfolio, the World Equity Portfolio, the Growth Portfolio, the Matrix Equity Portfolio, the Growth & Income Portfolio, the Multiple Strategies Portfolio, the High Income Bond Portfolio, and the U.S. Government Bond Portfolio.


NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS: The Portfolios' equity securities, including American Depositary Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price or, if no closing price is available, at a bid price provided by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by pricing services which determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect with greater accuracy the fair market value of such securities. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Investments in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

      FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.


      REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings, and the Portfolio may suffer a loss.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999
                                   -CONTINUED-

      INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the date of purchase, sale, or maturity. Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Trust becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

      FOREIGN CURRENCY TRANSLATIONS: The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency, the Trust may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may also engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amount are determined by using foreign currency exchange rates supplied by a quotation service.

      Realized gain (loss) includes net gains or losses realized by the Trust on contracts which have matured or which the Trust has terminated by entering into an offsetting closing transaction.

      FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

      FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for Federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including net realized capital gains, for the fiscal year.

                         VARIABLE INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999
                                   -CONTINUED-

      As of December 31, 1999, the High Income Bond Portfolio and the U.S. Government Bond Portfolio had realized capital loss carryforwards, for Federal income tax purposes, of $232,154 which expires on December 31, 2007, and $376,206 which expires on December 31, 2007, respectively, available to be used to offset future realized capital gains.

      Any net capital and currency losses incurred after October 31, within a Portfolio's tax year, are deemed to arise on the first day of a Portfolio's next tax year. The Portfolios incurred and elected to defer net capital and currency losses as follows, during such period in fiscal 1999:


                                    PORTFOLIO                          AMOUNT
                           World Equity Portfolio                        $15,278
                           Growth & Income Portfolio                          15
                           High Income Bond Portfolio                     75,604
                           U.S. Government Bond Portfolio                 10,654

      EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated equally among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

      DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to utilization of capital loss carryovers, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of the shareholder to receive dividends and capital gain distributions in cash.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999
                                   -CONTINUED-

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

      First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994: Value Line, Inc. as sub-adviser to the Growth and Multiple Strategies Portfolios, State Street Bank and Trust Company through its investment management division State Street Global Advisors as sub-adviser to the Matrix Equity Portfolio, Federated Investment Counseling as sub-adviser to the High Income Bond Portfolio and Strong Capital Management, Inc. as sub-adviser to the U.S. Government Bond Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995:
Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Growth Portfolio and Warburg Pincus Asset Management, Inc. as sub-adviser to the Growth & Income Portfolio. FVAS retained the following sub-adviser at its own cost and expense pursuant to a sub-advisory agreement dated December 9, 1996: Evergreen Investment Management Company (formerly known as the Keystone Investment Management Company) as sub-adviser to the World Equity Portfolio.

      FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"), which is a wholly-owned subsidiary of Irish Life Plc., of Dublin, Ireland.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreements, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.85% of average daily net assets for the Small Cap Growth Portfolio; 0.70% of the first $200 million of average daily net assets, 0.625% of the next $300 million of average daily net assets, and 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio; 0.70% of average daily net assets for the Growth and the Multiple Strategies Portfolios; 0.65% of the first $100 million of average daily net assets and 0.55% of average daily net assets in excess of $100 million for the Matrix Equity Portfolio; 0.75% of average daily net assets for the Growth & Income Portfolio; 0.70% of the first $40 million of average daily net assets, 0.65% of the next $20 million of average daily net assets, 0.55% of the next $15 million of average daily net assets, and 0.50% of average daily net assets in excess of $75 million for the High Income Bond Portfolio; 0.60% of the first $200 million of average daily net assets and 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio.

LIMITATIONS

      First Variable has agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) through April 1, 2000 with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the U.S. Government Bond Portfolio).

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999
                                   -CONTINUED-

EXPENSE REDUCTIONS

      State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the year ended December 31, 1999 the Trust's expenses were reduced by $12,102.

TRUSTEES' COMPENSATION

      Trustees' fees of $10,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA or FVAS. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with First Variable, ILoNA or FVAS.


NOTE D -- INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio for the year ended December 31, 1999 were as follows:

                                                 NON-                                NON-
                                              GOVERNMENT         GOVERNMENT       GOVERNMENT        GOVERNMENT
                                               PURCHASES          PURCHASES          SALES             SALES
                                               ---------          ---------          -----             -----
Small Cap Growth Portfolio..............     $   21,788,480     $          0     $  25,726,892    $           0
World Equity Portfolio..................         34,320,609                0        41,448,406                0
Growth Portfolio........................         37,852,471          514,413        72,623,655        1,359,533
Matrix Equity Portfolio.................         28,020,916          411,641        30,818,959          223,153
Growth & Income Portfolio...............         24,569,116          312,745        27,113,877          197,479
Multiple Strategies Portfolio...........         22,111,936        3,343,334        28,781,344        1,290,359
High Income Bond Portfolio..............          6,963,800                0        10,820,733                0
U.S. Government Bond Portfolio..........                  0       10,224,544           193,859        9,333,702

The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 1999 were as follows:

                                                                     GROSS UNREALIZED                  NET UNREALIZED
                                        IDENTIFIED COST     APPRECIATION       (DEPRECIATION)     APPRECIATION/(DEPRECIATION)
Small Cap Growth Portfolio............  $  12,109,881       $  7,176,035        $   (232,250)      $        6,943,785
World Equity Portfolio................     16,545,943          8,874,123            (427,841)               8,446,282
Growth Portfolio......................     42,887,761         32,841,548            (537,050)              32,304,498
Matrix Equity Portfolio...............     19,842,768          3,807,211            (949,886)               2,857,325
Growth & Income Portfolio.............     25,879,141          2,736,669          (1,427,028)               1,309,641
Multiple Strategies Portfolio.........     30,634,504         18,513,783            (536,125)              17,977,658
High Income Bond Portfolio............     16,416,993            280,878          (1,483,726)             (1,202,848)
U.S. Government Bond Portfolio........     12,941,824              2,868            (547,260)               (544,392)

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999
                                   -CONTINUED-

NOTE E -- FORWARD FOREIGN CURRENCY CONTRACT

      As of December 31, 1999 the World Equity Portfolio had open 3 forward foreign currency contracts which contractually obligate the Portfolio to deliver currencies at a specified date, as follows:

                                                                                                        NET UNREALIZED
         CURRENCY PURCHASED              SETTLEMENT DATE     COST              VALUE                 APPRECIATION(DEPRECIATION)
         ------------------              ---------------     ----              -----                --------------------------
    65,857,560 Japanese Yen                 01/31/00         $   642,864      $   647,949           $     5,085
                                                                                                    -----------

              CURRENCY SOLD
    65,857,560 Japanese Yen                 01/31/00             632,000          647,949               (15,949)
    66,218,931 Japanese Yen                 02/16/00             639,000          653,136               (14,136)
                                                                                                    -----------
                                                                                                        (30,085)
                                                                                                    -----------
                                                                                                   $   (25,000)
                                                                                                    ===========



NOTE F - TAX INFORMATION (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for it's fiscal year ended December 31, 1999:

World Equity Portfolio, Growth Portfolio, Matrix Equity Portfolio, Growth & Income Portfolio, Multiple Strategies Portfolio, and High Bond Income Portfolio designate $209,434, $2,424,345, $301,257, $637,116, $1,150,841 and $21,651,
respectively, as long term capital gain dividends paid.

NOTE G: SPECIAL MEETING OF SHAREHOLDERS - APRIL 23, 1999 (UNAUDITED)

A Special Meeting of Shareholders of Variable Investors Series Trust was held on April 23, 1999.

The Trustees elected at the meeting were: Paul G. Chenault and John M. Soukup. The other Trustees now in office are: Wesley E. Horton, W. Lawrence Howe, Laird
E. Wiggin, and Norman A. Fair.

The matters voted upon and the results of the voting were as follows:

1.     Election of Trustees:


                     FOR:                           WITHHOLDING
                     ---                            AUTHORITY:
                                                    -----------

Paul G. Chenault     9,340,644.725                  260,698.748

John M. Soukup       9,360,374.922                  240,968.551

                        VARIABLE INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                                  -CONTINUED-

2. To approve a New Investment Advisory Agreement between the Trust and First Variable Advisory Services Corp.


NAME OF PORTFOLIO           FOR:              AGAINST:             ABSTAIN:

Growth                      1,467,870.036     27,443.271           72,873.647
Growth & Income             1,479,217.970     25,582.757           86,166.801
High Income Bond            1,058,588.668     11,928.431           64,443.036
Matrix Equity                 814,870.551     14,528.181           37,955,417
Multiple Strategies         1,228,402.241     29,191.681           56,163.113
Small Cap Growth              884,455.938      4,875.093           44,594.966
U.S. Government Bond          972,630.117     16,935.145           15,487.866
World Equity                1,117,869.012     26,449.446           42,820.087


NOTE H: SPECIAL MEETING OF SHAREHOLDERS - JUNE 23, 1999 (UNAUDITED)

A Special Meeting of Shareholders of the Growth & Income Portfolio of Variable Investors Series Trust was held on June 23, 1999.

The matter voted upon and the results of the voting were as follows:

     To approve a New Sub-Advisory Agreement between First Variable Advisory Services Corp. and a direct or indirect U.S. investment advisory subsidiary of Credit Suisse Group (the "New Sub-Advisor"), such New Sub-Advisory Agreement to contain the same terms and conditions as the Current Investment Sub-Advisory Agreement, except for the dates of execution and termination and the identification of the New Sub-Adviser.

          FOR:                AGAINST:            ABSTAIN:
     1,492,056.681           40,258.775         149,256.115

                       PRINCIPAL OFFICERS AND TRUSTEES OF
                         VARIABLE INVESTORS SERIES TRUST


                                ----------------



                            PAUL G. CHENAULT, TRUSTEE
                             NORMAN A. FAIR, TRUSTEE
                            WESLEY E. HORTON, TRUSTEE
                            W. LAWRENCE HOWE, TRUSTEE
                            LAIRD E. WIGGIN, TRUSTEE
                       JOHN SOUKUP, PRESIDENT AND TRUSTEE
                           JEFFREY HOELZEL, SECRETARY
                             CHRIS HARDEN, TREASURER

                                ----------------



                               INVESTMENT ADVISER
                     FIRST VARIABLE ADVISORY SERVICES CORP.


                                ----------------


THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR GENERAL INFORMATIONAL PURPOSES ONLY. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY CURRENT TRUST AND SEPARATE ACCOUNT PROSPECTUSES WHICH CONTAIN IMPORTANT INFORMATION CONCERNING THE TRUST, THE COMPANY, AND ITS CURRENT PUBLIC OFFERING OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

TAX ADVANTAGE PRODUCT CHOICES


                                                                  First Variable
                                                                  Life Insurance
                                                                         Company

                                    [FIRST VARIABLE LIFE INSURANCE COMPANY LOGO]

Products

VARIABLE UNIVERSAL LIFE

    CAPITAL SOLUTIONS VUL

    With the potential to...

    BUILD WEALTH with tax-deferred growth.

    ENJOY INCOME with tax-advantages through loans and withdrawals.

    PRESERVE ASSETS with a death benefit that can pass free of income tax to heirs.*



SINGLE PREMIUM VARIABLE LIFE

    CAPITAL ONE PAY VL

    With the potential to...

    BUILD WEALTH with tax-deferred growth.

    ENJOY INCOME through loans and withdrawals after age 59-1/2.**

    PRESERVE ASSETS with a death benefit that can pass income tax free to heirs.*



VARIABLE ANNUITIES

    CAPITAL SIX VA

    CAPITAL FIVE VA

    CAPITAL NO LOAD VA

    With the potential to...

    BUILD WEALTH with tax-deferred growth.

    ENJOY INCOME with tax-advantaged access through withdrawals and annuitization.**

    PRESERVE ASSETS with a death benefit that guarantees heirs receive at least the original investment regardless of market performance.*

     *May be subject to estate taxation

    **Earnings are subject to income tax when withdrawn or paid as a death benefit. Distributions before age 59-1/2 may also be subject to 10% penalty.

      All products not yet available in all states.



                                       TAX
                                   ADVANTAGED
                                 PRODUCT CHOICES

Special Programs

ASSET ALLOCATION STRATEGIES

Asset Allocation is dividing your portfolio among several different investment categories, such as stocks, bonds and money market instruments. Asset allocation theory helps you and your investment professional design a portfolio that meets your tolerance for risk. It can also help you gain the most potential return for a certain risk level. First Variable Life offers a menu of asset allocation models that can help you build, enjoy and preserve your wealth.

AUTOMATIC ASSET REBALANCING

Once you and your investment professional have selected a mix of investments, automatic asset rebalancing helps you maintain it by rebalancing your portfolio. Choose from quarterly, semi-annual or annual rebalancing. Your quarterly statement will show activities to make tracking your investment easier.

DOLLAR COST AVERAGING

You can take advantage of a time-tested investment technique of dollar cost averaging within your First Variable product. This strategy invests equal amounts at regular intervals over time to take advantage of the natural ups and downs of the financial markets. The key to dollar cost averaging is staying with your plan, regardless of market performance. At First Variable, you can use dollar cost averaging to move from one investment choice to another.

Dollar cost averaging does not assure a profit or protect against loss in declining markets. Since prices fluctuate, consider your ability to continue purchases through both high and low price levels.

[FIRST VARIABLE LIFE INSURANCE COMPANY LOGO]

      Securities distributed through First Variable Capital Services, Inc.

      2122 York Road, Suite 300 - Oak Brook, IL 60523

      800-499-0713 - www.firstvariable.com

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FIRST VARIABLE LIFE INSURANCE

   A HISTORY OF INNOVATION

Founded in 1968, First Variable Life Insurance Company is an innovative financial services company and the first to offer variable life insurance in the United States. First Variable Life is a proud member of the Irish Life of North America (ILoNA) family, the holding company for the U.S. operations of Irish Life & Permanent plc.

Headquartered in Dublin, Ireland, Irish Life & Permanent plc is the market leader for retail financial services in Ireland. With assets in excess of $25 billion, it specializes in life insurance, pension plans, investment management and other personal financial services.

Together, the ILoNA family of companies markets a broad range of financial products and services directed at the quickly evolving needs of today's consumer. ILoNA's other business units include:

-  Interstate Assurance Company

-  IAC Securities Corporation

-  Guarantee Reserve Life Insurance Company

-  Money Matters Exchange

Trust the experience, knowledge and expertise of the company that specializes in tax-deferred and tax-advantaged financial products. First Variable Life Insurance Company strives to help investors build, enjoy and preserve wealth for many generations to come.

                                                                       [GRAPHIC]

Neither First Variable Life Insurance Company nor its agents give legal, accounting or tax advice. Consult an attorney or tax advisor about the consequences of financial decisions.

All products not yet available in all states.



                                                                    6009 (02/00)